As filed with the Securities and Exchange    1933 Act Registration No. 033-76432
Commission on April 24, 2008                 1940 Act Registration No. 811-08412


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       POST-EFFECTIVE AMENDMENT NO. 14 TO
                                    FORM S-6
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
                              (EXACT NAME OF TRUST)

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

          1300 South Clinton Street P.O. Box 1110 Fort Wayne, IN 46801 (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


 Dennis L. Schoff, Esquire                                  Copy To:
 The Lincoln National Life                      Lawrence A. Samplatsky, Esquire
     Insurance Company                              The Lincoln National Life
 1300 South Clinton Street                             Insurance Company
       P.O. Box 1110                                   350 Church Street
 Fort Wayne, Indiana 46801                             Hartford, CT 06103
(NAME AND COMPLETE ADDRESS
   OF AGENT FOR SERVICE)


      Title of securities being registered: Flexible Premium Variable Life
                               Insurance Policies.
            Approximate date of proposed public offering: Continuous

   Indefinite number of units of interest in variable life insurance contracts
                     (Title of Securities Being Registered)


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment
   Company Act of 1940. Form 24f-2 for Registrant, for the fiscal year ending
                   December 31, 2007 was filed March 27, 2008


It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)


[X]  on May 1, 2008 pursuant to paragraph (b) of Rule 485


[_]  60 days after filing pursuant to paragraph (a)(1)

[_]  on (date) pursuant to paragraph (a)(1) of Rule 485

                      Reconciliation and Tie Between Items
                        in Form N-8B-2 and the Prospectus
            for Lincoln Life Flexible Premium Variable Life Account K

N-8B-2 ITEM   CAPTION IN PROSPECTUS
-----------   ---------------------
1             Cover Page
2             Cover Page
3             Not Applicable
4             Lincoln Life
5             Lincoln Life
6             The Separate Account
7             Not Required
8             Not Required
9             Legal Proceedings
10            The Separate Account; Right to Examine Policy; Surrender of the
              Policy; Withdrawals; Proceeds and payment options; Addition,
              Deletion, or Substitution of Investments; Transfer Between
              Subaccounts; Policy Lapse and Reinstatement; Voting Rights;
              Premium Payment and Allocation of Premiums; Death Benefits and
              Death Benefit Types; Policy Changes; Policy Value; Proceeds and
              Payment Options
11            Lincoln Life; The General Account; The Separate Account
12            The Separate Account; Lincoln Life
13            Charges and Deductions
14            Requirements for Issuance of a Policy
15            Premium Payment and Allocation of Premiums
16            Premium Payment and Allocation of Premiums; Percent of Premium
              Charge; Charges and Deductions
17            Surrender of the Policy
18            The Separate Account
19            Reports and Records
20            Not Applicable
21            Loans
22            Not Applicable
23            Safekeeping of the Account's Assets
24            General Provisions
25            Lincoln Life
26            Not Applicable

27            Lincoln Life
28            Executive Officers and Directors of The Lincoln National Life
              Insurance Company
29            Lincoln Life
30            Not Applicable
31            Not Applicable
32            Not Applicable
33            Not Applicable
34            Not Applicable
35            Distribution of the Policies and Compensation
36            Not Required
37            Not Applicable
38            Distribution of the Policies and Compensation
39            Distribution of the Policies and Compensation
40            Not Applicable
41            Lincoln Life; Distribution of the Policies and Compensation
42            Not Applicable
43            Not Applicable
44            Not Applicable
45            Not Applicable
46            Not Applicable
47            The Separate Account
48            Not Applicable
49            Not Applicable
50            The Separate Account
51            Lincoln Life; Premium Payment and Allocation of Premiums;
              Surrender of the Policy; Withdrawals; Proceeds; Policy Lapse and
              Reinstatement; Charges and Deductions
52            Addition, Deletion and Substitution of Investments
53            Federal Tax Matters
54            Not Applicable
55            Not Applicable
56            Not Required
57            Not Required
58            Not Required
59            Not Required

                                                          MULTI FUND(R)
                                                          VARIABLE LIFE
                                                      LINCOLN LIFE FLEXIBLE
Home Office:                Administrative Office:       PREMIUM VARIABLE
1300 South Clinton Street   Customer Service Center       LIFE ACCOUNT K
P.O. Box 1110               One Granite Place
Fort Wayne, IN 46801        Concord, NH 03301               PROSPECTUS
(800-454-6265)              (877-200-8213)            DATED: APRIL 30, 2008


This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "we", "us", "our", the "company").

The policy features: flexible premium payments; a choice of two death benefit options; a choice of underlying investment options.

You may allocate net premiums to the subaccounts of our Flexible Premium Variable Life Account K ("Separate Account"). Each subaccount invests in one of the Funds listed below.

     -    DELAWARE VIP TREND SERIES (STANDARD CLASS)

     -    DELAWARE VIP VALUE SERIES (STANDARD CLASS)


     -    LVIP DELAWARE BOND FUND (STANDARD CLASS)

     -    LVIP DELAWARE GROWTH AND INCOME FUND (STANDARD CLASS)

     -    LVIP DELAWARE MANAGED FUND (STANDARD CLASS)

     -    LVIP DELAWARE SOCIAL AWARENESS FUND (STANDARD CLASS)

     -    LVIP DELAWARE SPECIAL OPPORTUNITIES FUND (STANDARD CLASS)

     -    LVIP FI EQUITY-INCOME FUND (STANDARD CLASS)

     -    LVIP JANUS CAPITAL APPRECIATION FUND (STANDARD CLASS)

     -    LVIP MONDRIAN INTERNATIONAL VALUE FUND (STANDARD CLASS)

     -    LVIP MONEY MARKET FUND (STANDARD CLASS)

     -    LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND (STANDARD CLASS)

     -    LVIP UBS GLOBAL ASSET ALLOCATION FUND (STANDARD CLASS)


Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. Review this prospectus and the funds prospectus to achieve a clear understanding of the investment objectives of the subaccounts and of the respective underlying fund you are considering. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with the policy. This Separate Account prospectus is being furnished along with the prospectuses of the Funds. These should be read carefully to understand the policy being offered.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS PROSPECTUS OR DETERMINED IT IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

TABLE OF CONTENTS

Summary of the Policy                                                          3
Lincoln Life, the General Account, and the Separate Account                    7
   Lincoln Life                                                                7
   The General Account                                                         7
   The Separate Account                                                        8
   Principal Underwriter                                                       9
   Fund Participation Agreements                                               9
   The Investment Advisors                                                     9
   Addition, Deletion or Substitution of Investments                          10
The Policy                                                                    10
   Requirements for Issuance of a Policy                                      10
   Units and Unit Values                                                      10
   Premium Payment and Allocation of Premiums                                 11
   Dollar Cost Averaging Program                                              13
   Effective Date                                                             13
   Right to Examine Policy                                                    13
   Policy Termination                                                         14
Charges and Deductions                                                        14
   Percent of Premium Charge                                                  14
   Contingent Deferred Sales Charge                                           14
   Contingent Deferred Administrative Charge                                  15
   Surrender Charge                                                           16
   Monthly Deductions                                                         16
   Cost of Insurance Charges                                                  16
   Monthly Charge                                                             17
   Fund Charges and Expenses                                                  17
   Mortality and Expense Risk Charge                                          19
   Other Charges.                                                             19
   Reduction of Charges                                                       19
   Exchange of Lincoln Life Universal Life Policies                           20
   Term Conversion Credits                                                    20
Policy Benefits                                                               20
   Death Benefit and Death Benefit Types                                      20
   Death Benefit Guarantee                                                    22
   Policy Changes                                                             22
   Policy Value                                                               23
   Transfer Between Subaccounts                                               24
   Transfer to and from the General Account                                   25
   Market Timing                                                              25
   Loans                                                                      27
   Withdrawals                                                                28
   Policy Lapse and Reinstatement                                             28
   Surrender of the Policy                                                    29
   Proceeds and Payment Options                                               29
General Provisions                                                            30
   The Contract                                                               30
   Suicide                                                                    31
   Representations and Contestability                                         31
   Incorrect Age or Sex                                                       31
   Change of Owner or Beneficiary                                             31
   Assignment                                                                 32
   Reports and Records                                                        32
      Projection of Benefits and Values                                       32
   Postponement of Payments                                                   32
   Riders                                                                     32
Distribution of the Policies and Compensation                                 34
Tax Issues                                                                    36
   Taxation of Life Insurance Contracts in General                            36
      Policies which are MECs                                                 37
   Policies which are not MECs                                                38
      Other Considerations                                                    38
   Tax Status of Lincoln Life                                                 39
   Fair Value of Your Policy                                                  39
Voting Rights                                                                 39
State Regulation of Lincoln Life and the Separate Account                     40
Safekeeping of the Separate Account's Assets                                  40
Legal Proceedings                                                             40
Officers and Directors of the Lincoln National Life Insurance Company         41
Independent Registered Public Accounting Firm                                 41
Experts                                                                       42
Additional Information                                                        42
Appendix A: Table of Base Minimum Premiums                                    43
Appendix B: Table of Surrender Charges                                        45
Appendix C: Illustrations of Policy Values                                    47
Financial Statements
   Separate Account Financial Statements                                     K-1
   Company Financial Statements                                              S-1

SUMMARY OF THE POLICY

This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:

     1) fixed basis;

     2) variable basis; or a

     3) combination of both fixed and variable bases.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy failing to meet federal tax law requirements.

The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.

INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named, the insured (the person whose life is insured under the policy) will be the owner of the policy. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important choices to make:

     1) one of the two death benefit types;

     2) the amount of premium you want to pay; and

     3) the amount of your net premium payment to be placed in each of the funding options you select.

LEVEL OR VARYING DEATH BENEFIT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan amount balances, other outstanding amounts due, and surrendered amounts.

When you purchase your policy, you must choose one of two death benefit types. If you choose type 1, the death benefit will be the greater of: the specified amount of the policy or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose type 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death Benefit and Death Benefit Types)

For the first three years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount and regardless of the gains or losses of the subaccounts you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for three years even though your policy value is insufficient to pay current monthly deductions. (See Death Benefit Guarantee) If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death Benefit)

AMOUNT OF PREMIUM PAYMENT

When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium Payments and Allocation of Premiums) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy Lapse and Reinstatement)

When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be allocated to the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid. State laws where you live might change the number of days in the "right-to-examine" time period. (See Right to Examine Policy)

HOW ARE MY PREMIUMS PROCESSED?

You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date (the date the policy is recorded on our books as an in-force policy) the policy value and all subsequent net premiums will automatically be allocated according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

SELECTION OF SUBACCOUNTS

You must choose the subaccounts to which you want to allocate each net premium payment. These subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual funds you select go up in value, so does the cash value of your policy.

We select the funds purchased by the subaccounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor.

We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to the subaccount which purchases shares of a fund if we determine the fund no longer meets one or more of the factors and/or if the subaccount has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.

You may also choose to allocate all or part of your premium payment into the General Account. Premium payments allocated to the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account, and have a guaranteed minimum interest rate of 4% per year. For additional information see The General Account.

You can allocate amounts to one or more of the subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account K, established by Lincoln Life to receive and invest net premiums paid under the policy. Below is a brief description of the investment objective and principal strategy of each series or fund the shares of which are purchased by the respective subaccount. There can be no assurance that any of the stated investment objectives will be achieved.

Series

Two series are being offered by Delaware VIP Trust.

     Trend -- Capital appreciation.

     Value -- Capital appreciation.

Funds

The following funds are being offered by Lincoln Variable Insurance Products Trust.

     LVIP Delaware Bond Fund -- Current income.

     LVIP Delaware Growth and Income Fund -- Capital appreciation.

     LVIP Delaware Managed Fund -- Total return.

     LVIP Delaware Social Awareness Fund -- Capital appreciation.

     LVIP Delaware Special Opportunities Fund -- Capital appreciation.

     LVIP FI Equity-Income Fund -- Income.

     LVIP Janus Capital Appreciation Fund -- Long-term growth.

     LVIP Mondrian International Value Fund -- Long-term capital appreciation.

     LVIP Money Market Fund -- Current income; Preservation of capital.


     LVIP T. Rowe Price Structured Mid-Cap Growth Fund -- Maximum capital appreciation.


     LVIP UBS Global Asset Allocation Fund -- Total return

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?

Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

We deduct a percent of premium charge from each premium payment. The total charge is currently 3.95%, 1.95% for sales loads and 2.00% for taxes. We make monthly deductions for administrative expenses (currently $7.50 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .68% and is guaranteed not to exceed .90%. (See Mortality and Expense Risk Charge)

Each fund or series has its own management fee charge, also deducted daily. Each fund's or series' expense levels will affect its investment results. The table on Fund charges and expenses shows your current expense levels for each fund or series.

Each policy year you may make 12 transfers between subaccounts. You may also transfer amounts from the Separate Account to the General Account and, subject to limitations, from the General Account to the Separate Account. For each transfer a charge of $10 is deducted from the amount transferred. Currently, this charge is being waived. (See Transfer Between Subaccounts)

The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and Deductions)

You may borrow within the described limits under your policy. If you borrow, interest will be charged to the loan amount. Currently the interest rate is 6%. Interest will be credited to the loan amount. Currently the interest credited is at an annual rate of 5.05%. Outstanding policy loans increase the risk of lapse. (See Loans) You may also surrender the policy totally, or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years. Withdrawals may reduce the cash value and death benefit, and may increase the risk of lapse.

BUYING VARIABLE LIFE INSURANCE

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment allocation choices they have made.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of subaccounts available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment allocation choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one subaccount to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (See Policies Which Are MECS) an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge and will result in penalty tax if made before age 59 1/2.

Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (See table following Policy Benefits). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges and premium taxes may be applicable to your policy, these charges are explained in more detail in Charges and Deductions. The significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy loans and less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE


The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our)(EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.




In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.

THE GENERAL ACCOUNT

The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account are not registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT

We established the Lincoln Life Flexible Premium Variable Life Account K ("Account K"), on March 9, 1994. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open and trading is unrestricted ("valuation day").

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission ("Commission") does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into subaccounts. Each subaccount invests exclusively in shares of one of the following funds or series:

     Delaware VIP Trend Series (Standard Class)

     Delaware VIP Value Series (Standard Class)


     LVIP Delaware Bond Fund (Standard Class)

     LVIP Delaware Growth and Income Fund (Standard Class)

     LVIP Delaware Managed Fund (Standard Class)

     LVIP Delaware Social Awareness Fund (Standard Class)

     LVIP Delaware Special Opportunities Fund (Standard Class)

     LVIP FI Equity-Income Fund (Standard Class)

     LVIP Janus Capital Appreciation Fund (Standard Class)

     LVIP Mondrian International Value Fund (Standard Class)

     LVIP Money Market Fund (Standard Class)

     LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class)

     LVIP UBS Global Asset Allocation Fund (Standard Class)


Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds or series are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contractowners, we have agreed to notify the Board of Directors for the funds and of the series and to remedy, at our own expense, any such conflict. Each series within the Delaware Variable Insurance Products Trust and the Lincoln Variable Insurance Products Trust has 2 classes of shares, designated as class 1 and class 2 shares. Class 1 or Standard Class and class 2 or Service Class differ in that class 2 and Service Class (but not class 1 and Standard Class) shares are subject to a 12b-1 plan for payment by the fund of certain distribution-related expenses. Only class 1 and Standard Class shares are available under the policy.

There is no assurance that any fund or series will achieve its stated objective.

PRINCIPAL UNDERWRITER


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), One Granite Place, Concord, NH 03301, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD retains no underwriting commissions from the sale of the policies.


FUND PARTICIPATION AGREEMENTS


In order to make the funds in which the subaccounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.13% and 0.29% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

THE INVESTMENT ADVISORS

Delaware Management Company ("DMC") is the investment advisor for the Delaware Series offered in this product. DMC is part of the Lincoln Financial Group of companies and is headquartered at 2005 Market Street, Philadelphia, PA 19103.


Lincoln Investment Advisors Corporation ("LIAC") is the investment advisor for the Lincoln Variable Insurance Products Trust. LIAC is part of the Lincoln Financial Group with principal offices in Fort Wayne, IN and Concord, NH. The Lincoln funds offered in this product are sub-advised as follows:


     LVIP Delaware Bond Fund -- Delaware Management Company.

     LVIP Delaware Growth and Income Fund -- Delaware Management Company.

     LVIP Delaware Managed Fund -- Delaware Management Company.

     LVIP Delaware Social Awareness Fund -- Delaware Management Company.

     LVIP Delaware Special Opportunities Fund -- Delaware Management Company.

     LVIP FI Equity-Income Fund -- Pyramis Global Advisors LLC.

     LVIP Janus Capital Appreciation Fund -- Janus Capital Management LLC.

     LVIP Mondrian International Value Fund -- Mondrian Investment Partners Limited.

     LVIP Money Market Fund -- Delaware Management Company.


     LVIP T. Rowe Price Structured Mid-Cap Growth Fund -- T. Rowe Price Associates, Inc.


     LVIP UBS Global Asset Allocation Fund -- UBS Global Asset Management (Americas) Inc. (UBS Global AM)

LIAC and DMC are registered with the Securities and Exchange Commission as investment advisors.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Lincoln Life cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.

We reserve the right to close a subaccount and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund or series should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Securities and Exchange Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax, or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $50,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability sufficient to us. Acceptance is subject to our underwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), that amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, withdrawals and withdrawal charges, surrenders and surrender charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges, or monthly charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day. Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange
(NYSE) is open and trading is unrestricted (valuation day). On any day other than a valuation day, the unit value will not change. A valuation period is the period starting at the close of trading on the NYSE on a valuation day, and ending at the close of trading on the next valuation day.

The unit value for a subaccount on a specified valuation day is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first three policy years, the policy will lapse unless either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first three policy years will guarantee that the policy will remain in force for the first three policy years despite negative net cash surrender value (see Death Benefit Guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly charges, and extra cost of insurance changes for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first three policy years. Unless the policy is being continued under the death benefit guarantee (see Death Benefit Guarantee), the policy will lapse any time outstanding loans with interest exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of premium charge (see Percent of premium charge).

ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make previous arrangements with Lincoln Life to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least equal to the General Account guaranteed interest rate shown on the policy schedule. You should periodically review the allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, a $5,000 minimum is transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same day each month as the policy date) on or next following the day the application for the increase is approved.

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

RIGHT-TO-EXAMINE POLICY

A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

     1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

     2)   the policy is surrendered,

     3)   the insured dies, or

     4)   the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

     1) Providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

     2)   Administering the policy;

     3)   Assuming certain risks in connection with the policy; and

     4)   Incurring expenses in distributing the policy.

We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE

A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

     a. 1.95% for charges deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 1.95%.

     b. 2.00% for premium taxes and other taxes not deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.00%.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDSC is approximately equal to 44% (less at older ages) of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the surrender charge found in the table of Surrender Charges (see Appendix B) times one-third. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1000 of specified amount, or $999 for a policy with $100,000 specified amount. One-third of the surrender charge, or $333, is the CDSC for the policy.) Furthermore, upon lapse or surrender of the policy or voluntary reduction in specified amount at any time during the first two policy years, the total sales charges actually deducted (the sales charge component of the percent of premium charge plus the CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus the sales charge component of the percent of premium charge on premiums paid in excess of those amounts.

During the second and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the percent indicated in the following table.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC)

During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDAC is approximately equal to 88% (less at older ages) of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the surrender charge found in the table of surrender charges (see Appendix B) times two-thirds. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1,000 of specified amount, or $999 for a policy with $100,000 specified amount. Two-thirds of the surrender charge, or $666, is the CDAC for the policy).

During the second and subsequent policy years the CDAC will equal the CDAC during the first policy year times the percent indicated in the following table.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon lapse or surrender of the policy or upon a voluntary reduction of the increased specified amount at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase.

The percentage of the CDAC applicable in any year after the increase is shown in the table below, where policy year is calculated from the date of the increase.

  DURING POLICY YEAR     PERCENT OF CDSC AND CDAC
(OR AFTER AN INCREASE)        TO BE DEDUCTED
----------------------   ------------------------
      2, 3, 4, 5                   100%
      6                             95
      7                             90
      8                             85
      9                             80
      10                            70
      11                            60
      12                            50
      13                            40
      14                            30
      15                            20
      16                            10

When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE

The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table above. For increases in the specified amount, additional surrender charges apply. During the first 5 years after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by two-thirds. During years 6 through 16 after an increase, the values in Appendix B are multiplied by two-thirds and times the percentage given in the table above.

MONTHLY DEDUCTIONS

On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: A monthly charge and a monthly cost of insurance deduction. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

COST OF INSURANCE CHARGES

On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death.

On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

     a.   The death benefit on the monthly anniversary day; divided by

     b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

     c. The policy value on the monthly anniversary day without regard to the cost of insurance; divided by

     d.   1,000; the result multiplied by

     e.   The applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), rate class of the person insured, and specified amount of the policy. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex, rate class, and specified amount and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy.

For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

The specified amount of the policy will affect the cost of insurance rates applied to a specific policy. In general, policies with a specified amount of $200,000 or more will have lower current cost of insurance rates than policies with smaller specified amounts.

MONTHLY CHARGE

A monthly charge of $7.50 is deducted from the policy value while the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

FUND CHARGES AND EXPENSES


The investment advisor for each of the funds or series deducts a daily charge as a percent of the net assets in each fund or series as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds or series, expressed as an annual percentage of each funds or series net assets, will range from .40% to 0.92%. These charges and other fund or series expenses have the effect of reducing the investment results credited to the subaccounts.



                                                                      TOTAL ANNUAL
                                                                        OPERATING   CONTRACTUAL    TOTAL FUND
                                                                        EXPENSES       TOTAL       OPERATING
                                                      ACQUIRED FUND      WITHOUT      WAIVERS       EXPENSES
                              MANAGEMENT    OTHER       FEES AND       WAIVERS OR       AND       WITH WAIVERS
SERIES OR FUND                   FEE*     EXPENSES*     EXPENSES       REDUCTIONS*  REDUCTIONS*  OR REDUCTIONS*
----------------------------  ----------  ---------   -------------   ------------  -----------  --------------
DELAWARE VIP TRUST:
Trend (1)                         .75%      .11%          .00%            .86%          .00%           .86%
Value (2)                         .64%      .09%          .00%            .73%          .00%           .73%
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST:
LVIP Delaware Bond                .34%      .06%          .00%            .40%          .00%           .40%
LVIP Delaware Growth
   and Income                     .33%      .07%          .00%            .40%          .00%           .40%
LVIP Delaware Managed             .40%      .08%          .00%            .48%          .00%           .48%
LVIP Delaware Social
   Awareness                      .35%      .06%          .00%            .41%          .00%           .41%
LVIP Delaware Special
   Opportunities                  .37%      .07%          .00%            .44%          .00%           .44%
LVIP FI Equity-Income (3)         .73%      .08%          .00%            .81%          .07%           .74%
LVIP Janus Capital
   Appreciation (4)               .74%      .08%          .00%            .82%          .13%           .69%
LVIP Mondrian International
   Value                          .68%      .12%          .00%            .80%          .00%           .80%

                                                                      TOTAL ANNUAL
                                                                        OPERATING   CONTRACTUAL    TOTAL FUND
                                                                        EXPENSES       TOTAL       OPERATING
                                                      ACQUIRED FUND      WITHOUT      WAIVERS       EXPENSES
                              MANAGEMENT    OTHER       FEES AND       WAIVERS OR       AND       WITH WAIVERS
SERIES OR FUND                   FEE*     EXPENSES*     EXPENSES       REDUCTIONS*  REDUCTIONS*  OR REDUCTIONS*
----------------------------  ----------  ---------   -------------   ------------  -----------  --------------
LVIP Money Market                 .37%      .07%           .00%          .44%          .00%           .44%
LVIP T. Rowe Price Structured
   MidCap                         .73%      .09%           .00%          .82%          .00%           .82%
LVIP UBS Global Asset
   Allocation (5)                 .73%      .14%           .05%          .92%          .00%           .92%


* Expressed as an annual percentage of each entity's average daily net assets.


(1) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion.

(2) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2007 until such time as the waiver is discontinued, the advisor has agreed to voluntarily waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.60% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows:
0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(3) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(4) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% on the next $250,000,000 of average daily net assets of the fund; 0.10% on the next $250,000,000 of average daily net assets of the fund; 0.15% on the next $750,000,000 of average daily net assets of the fund; and 0.20% on the excess of $1.5 billion of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(5) Acquired Fund Fees and Expenses (AFFE) in the chart are based on the 2007 fees and expenses of the UBS Relationship Funds owned by the fund during 2007 and are provided to show you an estimate of the underlying fee and expenses attributable to the fund.

See the prospectuses of the funds and series for more complete information about their expenses. Also take note that during extended periods of low interest rates the yields of Money Market sub-accounts may become extremely low, and possibly negative.

MORTALITY AND EXPENSE RISK CHARGE

Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0018630% (which is equivalent to an annual rate of .68%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

Lincoln Life will reduce the current mortality and expense risk charge whenever the previous year's average ratio of fund miscellaneous expenses to average net assets exceeds .10 of 1%. The reduction for the following 12 months will take effect each May 1 and will equal the excess, if any, of the average ratio of fund miscellaneous expenses to average net assets over .10%; however, the reduction will never exceed .10%.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

OTHER CHARGES

Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is equal to the greater of (1) a minimum withdrawal charge or processing fee (currently limited voluntarily to $10), or
(2) at times when the surrender charge is greater than zero, an amount equal to the amount withdrawn multiplied by the percent of withdrawal charge (currently limited voluntarily to 3%, during the first ten policy years only). The amount, if any, by which the withdrawal charge exceeds the processing fee first reduces any remaining CDSC; any further excess next reduces any remaining CDAC; and any remaining excess will be waived. The withdrawal charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The maximum number of transfers allowed between subaccounts in a policy year is twelve.

No charges are currently made from the Separate Account for federal or state income taxes. Should we determine that such taxes may be imposed, we may make deductions from the policy to pay those taxes (See Tax Issues).

REDUCTION OF CHARGES

The percent of premium charge, surrender charge, and the monthly charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyholders, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

EXCHANGE OF LINCOLN LIFE UNIVERSAL LIFE POLICIES

Existing Lincoln Life universal life policies may currently be exchanged for a policy described in this prospectus. Because our expenses are reduced in such exchanges, as a current practice the percent of premium charge will be waived on the amount of policy value exchanged. In addition, as a current practice the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge will be reduced to 25% of the normal charges for the specified amount transferred and further reduced by the amount of any surrender charge collected on the surrendered policy. All additional premiums will be subject to the percent of premium charge and any increase in specified amount will be subject to additional surrender charges. Existing Lincoln Life variable life policies may not be exchanged unless or until we receive special exemptive relief from the Commission to honor such exchange requests.

TERM CONVERSION CREDITS

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy. Term insurance policies issued by Lincoln Life or by most other life insurance companies may be converted to the policy under this program and receive term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES

The specified amount, which may not be less than $50,000, is the amount requested by the policyowner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the Policy Specification Page.

As long as the policy remains in force (see Policy Lapse and Reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and Payment Options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy Lapse and Reinstatement.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SECURELINE(R) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened. Refer to the description of the SECURELINE(R) account under the section headed "Proceeds and Payment Options" for more information.

THE POLICY OFFERS TWO DEATH BENEFIT TYPES: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy Changes.)

TYPE 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

TYPE 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a TYPE 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a TYPE 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic coverage. As a result, policy values under a Type 1 basic coverage tend to increase faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus policy value coverage.

The specified percentages are shown in the table below:

                SPECIFIED                 SPECIFIED                 SPECIFIED
ATTAINED AGE   PERCENTAGE  ATTAINED AGE  PERCENTAGE  ATTAINED AGE  PERCENTAGE
-------------  ----------  ------------  ----------  ------------  ----------
40 or younger     250%     59               134%      91               104%
41                243      60               130       92               103
42                236      61               128       93               102
43                229      62               126       94               101
44                222      63               124       95 or older      100
45                215      64               122
46                209      65               120
47                203      66               119
48                197      67               118
49                191      68               117
50                185      69               116
51                178      70               115
52                171      71               113
53                164      72               111
54                157      73               109
55                150      74               107
56                146      75               105
57                142      through 90
58                138

EXAMPLES. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under TYPE 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under TYPE 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first three policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first three policy years, provided the death benefit guarantee monthly premium requirement continues to be met. Lincoln Life makes no charge for this additional benefit.

POLICY CHANGES

CHANGE IN TYPE OF DEATH BENEFIT. You may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Type 1 to Type 2, the specified amount after such change will be equal to the specified amount prior to such change minus the policy value on the date of change.

If the change is from Type 2 to Type 1, the specified amount after such change will be equal to the specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

POLICY VALUE

The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the amount of interest credited to the General Account and the investment performance of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial net premium, minus the sum of the following:

     a.   The monthly charge;

     b.   The cost of insurance for the first month;

     c.   Any charges for extra benefits.

On each monthly anniversary day, the policy value is equal to the sum of the following:

     a.   The policy value on the preceding day;

     b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

     d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

     e.   Any net premiums received since the preceding day.

Minus the sum of the following:

     f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     g.   Any withdrawals;

     h. Any amount charged against the investment amount for federal or other governmental income taxes;

     i.   All partial surrender charges deducted since the preceding day;

     j.   The monthly charge;

     k.   The cost of insurance for the following month;

     l.   any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

     a.   The policy value on the preceding day;

     b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

     d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

     e.   Any net premiums received since the preceding day.

Minus the sum of the following:

     f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     g.   Any withdrawals; and

     h. Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in Charges and Deductions, beginning on page 5.

NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's or series' assets, reduced by the per unit share of the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund or series during the period. The market value of fund assets reflect the asset management charge and any miscellaneous expenses incurred by the fund.

The value of the assets in the funds or series will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us; transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received, at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to several restrictions:

     (1) only one transfer from the General Account to the Separate Account is allowed during any twelve consecutive months; and

     (2) as of the date of the transfer, the amount transferred may be any amount up to, but not exceeding, 20% of the unloaned policy value in the General Account. Currently, the 20% maximum transfer limitation does not apply for the first 6 months after the policy issue date.

There is no minimum transfer amount. However, if the unloaned portion of the General Account is $500 or less, the owner may transfer all or a portion of this amount to the Separate Account and the 20% maximum transfer restriction does not apply. For each transfer there is a $10 charge deducted from the amount transferred. Currently, this transfer charge is being waived.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

MARKET TIMING

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the fund.

You should be aware that purchase and redemption orders received by funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccounts to subaccounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1-2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to subaccounts investing in particular funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment advisor, the fund would be unable to invest effectively in accordance with its investment objectives or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the subaccount units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we received notice of the refusal. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. Some funds may also impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase.) We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of Payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Tax Issues.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if the owner has requested a substantial reduction in specified amount, there may be little or no surrender value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy Lapse and Reinstatement.)

DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise, the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 5.05%. Any interest not paid when due will be added to the existing loan amount, and will also be charged interest at the same policy loan rate.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS

Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. As a current practice, the withdrawal charge is equal to 3% of the withdrawn amount during the first 10 policy years, and is equal to $10 at all other times. This charge is guaranteed not to exceed the greater of $25 or 3% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax Issues.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied by the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death Benefit and Death Benefit Types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of Payments.)

POLICY LAPSE AND REINSTATEMENT

During the first three policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death Benefit Guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions; due to poor investment performance, withdrawals, indebtedness for policy loans, substantial reductions in specified amount, due to the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. In any event, if the policy has been fully surrendered, it may not be reinstated.

SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received in our administrative mailing address, or at a later date if you so request. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received at our administrative mailing address. However, if you have money due from the General Account, payment of transfers from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account, interest will be paid as required by law from the date the recipient would otherwise been entitled to receive the payment.

If you request lump sum surrender and the policy's surrender value is over $5,000, your surrender proceeds will be placed into a SECURELINE(R) account in your name. Refer to the description of the SECURELINE(R) account under the section headed "Proceeds and Payment Options" for more information.

All coverage under the policy will automatically terminate if the owner makes a full surrender. A full or partial surrender of the policy may have tax consequences and is discussed under Tax Issues.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday) on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

For surrenders and death benefit settlements where the proceeds are over $5,000, the proceeds will be placed into a SECURELINE(R) account. The SECURELINE(R) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SECURELINE(R) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SECURELINE(R) account.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is non-participating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing in a form suitable to us and received at our administrative office. The change will be effective as of the date signed once received. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds and series.

Policyowners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.


We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.


PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing on a form suitable to us. The report will be comparable in format to those shown in Appendix C and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

     (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

     (ii) the Commission by order permits postponement for the protection of owners; or

     (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

RIDERS

The availability of the riders listed below is subject to approval by the Insurance Department of the state in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish that policy value of your base policy or other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

TERM INSURANCE IS LESS COSTLY FOR YOU TO PURCHASE. If term insurance is purchased, there is no increase in the cash value of your policy.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary Insured may be added as an other insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit.

Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $25,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date eliminates the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. This rider is available for ages 5 through 64. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. If the Covered Insured (Primary Insured or Other Insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the death benefit guarantee monthly premium. This rider is available for ages 5 through
64. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the Option Life). Available to issue ages 0 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 0 through 70. The cost of insurance for this rider is based on the retirement option amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

JOINT LIFE TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the Joint Life Term Death Benefit upon the death of the first to die of the Covered Insureds. This rider is available for issue ages 20 to 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value.

LAST SURVIVOR TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the last survivor term death benefit upon the death of the last to die of the Covered Insureds. This rider is available for issue ages 20 to 85 if the average of the ages does not exceed 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value. The minimum issue amount is $25,000; the maximum issue amount is equal to 19 times the specified amount of the policy.

LAST SURVIVOR CONTINGENT OPTION INSURABILITY RIDER AND LAST SURVIVOR RETIREMENT OPTION INSURABILITY RIDER. These riders are only available if a Last Survivor Term Rider for Covered Insureds is on the policy. The Last Survivor Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional last survivor policy without evidence of insurability upon the death of the designated person (the option life). The Last Survivor Retirement Option Insurability Rider grants a similar benefit to be exercised within 60 days of the option date. The option date is chosen at issue and cannot be later than age 80 of the oldest insured. Available to issue ages 20 through 70 of the oldest insured. The cost of insurance for this rider is based on the contingent option amount and is deducted monthly from the policy value. The minimum issue amount is $100,000; the maximum issue amount is 5 times the specified amount of the last survivor term rider to which it is attached.

DISTRIBUTION OF THE POLICIES AND COMPENSATION


Lincoln Life offers the policies in all jurisdictions where it is licensed to do business. LFD, the principal underwriter for the policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority

(FINRA). The principal business address of LFD is One Granite Place, Concord, NH 03301.


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. Broker-dealer firms may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or be provided reimbursements for portions of policy sales expenses.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.


Broker-dealers or their affiliates additional may be paid amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives;
(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

TAX ISSUES

INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which provides for a maximum amount of premium paid depending on the insured's age, gender and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes. The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC. A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of Section 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a predetermined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in death benefit during the first seven contract years following the last material change.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract.

Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS.
Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such a case, we believe the policy would continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. Interest on policy loan indebtedness is not deductible. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

FAIR VALUE OF YOUR POLICY

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the policy value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

VOTING RIGHTS

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our subaccount invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

Will we notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We calculate the number of votes for which you may instruct us based on the amount you have allocated to that subaccount, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the funds, and those votes may affect the outcome.


Each fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of the fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the fund which it owns at a meeting of the shareholders of the fund, all shares voted by the company will be counted when the fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorem requirement has been met.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Indiana Department of Insurance ("Department"). An annual statement is filed with the Department on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount.

The funds and series do not issue certificates. Thus, Lincoln Life holds the Separate Account's assets in an open account in lieu of stock certificates. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $50,000,000 for a single loss and a $100,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

LEGAL PROCEEDINGS

In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

OFFICERS AND DIRECTORS

The Lincoln National Life Insurance Company


NAME, ADDRESS AND
POSITION(S) WITH
REGISTRANT                  PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-------------------------   ----------------------------------------------------
MICHAEL J. BURNS            Senior Vice President of Life Product Management,
Senior Vice President       Individual Markets, The Lincoln National Life
100 North Greene Street     Insurance Company, Lincoln Life & Annuity Company of
Greensboro, NC 27401        New York, [4/3/06 - present]. Formerly: Senior Vice
                            President, [2/05 - 4/06], Life Product Management
                            [2/02-2/05], Jefferson-Pilot Life Insurance Company.

FREDERICK J. CRAWFORD       Senior Vice President, Chief Financial Officer
Senior Vice President,      [4/3/06 - present], Director [3/05 - present], The
Chief Financial Officer     Lincoln National Life Insurance Company, Lincoln
and Director                Life & Annuity Company of New York. Senior Vice
Radnor Financial Center     President and Chief Financial Officer [present],
150 Radnor Chester Road     Lincoln National Corporation. Formerly: Senior Vice
Radnor, PA 19087            President, The Lincoln National Life Insurance
                            Company; Vice President and Treasurer [1/01 - 2005],
                            Lincoln National Corporation.

DENNIS R. GLASS             President and Director [4/3/06 - present], The
President and Director      Lincoln National Life Insurance Company, Lincoln
Radnor Financial Center     Life & Annuity Company of New York. Formerly:
150 Radnor Chester Road     President, Chief Executive Officer, Executive Vice
Radnor, PA 19087            President, Chief Financial Officer, Treasurer [1993
                            - 4/06], Jefferson-Pilot Life Insurance Company.

MARK E. KONEN               Senior Vice President and Director [4/06 - present],
Senior Vice President       The Lincoln National Life Insurance Company,
and Director                Director [4/06 - present], Lincoln Life & Annuity
100 North Greene Street     Company of New York. Formerly: Senior Vice President
Greensboro, NC 27401        [ 8/94 - 4/06], Jefferson Pilot Financial Insurance
                            Company,

SEE YENG QUEK               Chief Investment Officer, Director [5/01 - present]
Chief Investment            and Chairman of the Investment Committee [10/02],
Officer, Director           The Lincoln National Life Insurance Company; Senior
and Chairman of the         Vice President [8/00 - present], Delaware
Investment Committee        Investments.
One Commerce Square
Philadelphia, PA 19103

KEITH J. RYAN               Vice President and Director [current]. Formerly:
Vice President and          Manager of Life Accounting, Director of Managed
Director                    Care, Director, Business Controls, Chief Financial
1300 South Clinton Street   Officer, The Lincoln National Life Insurance Company
Fort Wayne, IN 46801        [7/1/85-present].

WESTLEY V. THOMPSON         Senior Vice President and Director, The Lincoln
Senior Vice President       National Life Insurance Company; President, Employer
and Director                Markets, The Lincoln National Life Insurance Company
350 Church Street           [4/06 - present]; Director, Lincoln Life & Annuity
Hartford, CT 06103          Company of New York 5/06 - present]. Formerly:
                            President and Chief Executive Officer, Lincoln
                            Financial Distributors [1/98-4/06].


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street,

Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this Prospectus and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

EXPERTS


Actuarial matters included in this Prospectus have been examined by Philip D. Moreland, FSA, MAAA, as stated in the Actuarial Opinion filed as an exhibit to this Registration Statement.

Legal matters in connection with the policies described herein are being passed upon by Lawrence A. Samplatsky, Esquire, as stated in the Opinion of Counsel filed as an exhibit to this Registration Statement.


ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in such registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

You may review or copy this prospectus or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0102.

This prospectus with the funds prospectuses are also available on our Internet site, www.LFG.com.

Lincoln Life Flexible Premium Variable Life Account K
1933 Act Registration No. 033-76432
1940 Act Registration No. 811-08412

                                   APPENDIX A

                              BASE MINIMUM PREMIUMS
                         PER $1,000 OF SPECIFIED AMOUNT*
                      MALE (OR UNISEX), AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
0       **    3.62       **      **
1             2.12                    41    8.33    8.81   11.82   12.18
2             2.12                    42    8.80    9.28   12.88   13.24
3             2.12                    43    9.17    9.77   13.81   14.29
4             2.12                    44    9.69   10.29   15.17   15.53
5             2.12                    45   10.12   10.84   16.46   16.94
6             2.12                    46   10.59   11.43   17.58   18.18
7             2.12                    47   11.34   12.18   18.69   19.41
8             2.13                    48   11.98   13.06   20.10   20.82
9             2.21                    49   12.86   13.94   21.52   22.24
10            2.31                    50   13.80   15.00   22.98   23.82
11            2.41                    51   14.92   16.24   24.75   25.59
12            2.65                    52   16.03   17.47   26.57   27.53
13            3.00                    53   17.27   18.71   28.74   29.82
14            3.18                    54   18.73   20.29   31.04   32.12
15            3.35                    55   20.26   22.06   33.39   34.59
16    3.59    3.71     4.29    4.41   56   21.90   23.82   35.66   36.98
17    3.94    4.06     4.64    4.76   57   23.72   25.76   36.62   38.06
18    4.12    4.24     4.82    4.94   58   25.72   27.88   37.59   39.15
19    4.12    4.24     4.82    4.94   59   27.78   30.18   38.68   40.36
20    4.12    4.24     5.00    5.12   60   30.13   32.65   39.90   41.70
21    4.12    4.24     5.05    5.29   61   32.83   35.47   41.25   43.17
22    4.12    4.24     5.05    5.29   62   34.55   37.43   42.79   44.83
23    4.12    4.24     5.23    5.47   63   35.58   38.70   44.46   46.74
24    4.12    4.24     5.41    5.65   64   36.80   40.04   46.01   48.65
25    4.12    4.24     5.41    5.65   65   38.03   41.51   47.93   50.57
26    4.17    4.29     5.41    5.65   66   38.73   42.39   51.20   52.47
27    4.36    4.48     5.41    5.65   67   39.58   43.30   53.53   54.93
28    4.57    4.69     5.41    5.65   68   41.17   45.11   55.99   57.52
29    4.78    4.90     5.60    5.84   69   43.28   47.35   58.82   60.26
30    5.01    5.13     5.94    6.18   70   45.66   49.78   61.93   63.21
31    5.26    5.38     6.18    6.42   71   48.30   52.46   65.39   66.41
32    5.52    5.64     6.50    6.74   72   51.55   55.63   69.24   70.09
33    5.80    5.92     6.84    7.08   73   55.35   59.42   73.74   74.33
34    6.09    6.21     7.20    7.44   74   59.69   63.68   78.52   78.90
35    6.40    6.52     7.58    7.82   75   64.41   68.23   83.30   83.55
36    6.73    6.85     7.99    8.23   76   69.46   72.85   87.78   88.03
37    7.08    7.20     8.42    8.66   77   74.84   77.72   92.28   92.54
38    7.21    7.57     9.11    9.35   78   80.70   82.95   96.81   97.06
39    7.60    7.96     9.88   10.24   79   87.32   88.72  101.48  101.74
40    8.02    8.38    10.76   11.12   80   94.43   95.11  106.44  106.69

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**   This classification is not available below the age of 16.

                                   APPENDIX A

                              BASE MINIMUM PREMIUMS
                         PER $1,000 OF SPECIFIED AMOUNT*
                            FEMALE AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
0       **    2.98      **      **
1             1.76                    41    7.06    7.42    9.29    9.53
2             1.76                    42    7.43    7.79    9.88   10.24
3             1.76                    43    7.70    8.18   10.58   10.94
4             1.76                    44    7.99    8.59   11.64   12.00
5             1.76                    45    8.42    9.02   12.70   13.06
6             1.76                    46    8.76    9.48   13.46   13.94
7             1.76                    47    9.24    9.96   14.34   14.82
8             1.76                    48    9.63   10.47   15.28   15.88
9             1.83                    49   10.06   11.02   16.52   17.12
10            1.90                    50   10.69   11.65   17.75   18.35
11            1.98                    51   11.57   12.53   19.04   19.76
12            2.12                    52   12.33   13.41   20.46   21.18
13            2.15                    53   13.21   14.29   21.75   22.59
14            2.24                    54   14.15   15.35   23.16   24.00
15            2.33                    55   14.92   16.24   24.57   25.41
16    2.30    2.42    2.76    2.88    56   15.62   16.94   25.69   26.65
17    2.40    2.52    2.88    3.00    57   16.38   17.82   26.92   27.88
18    2.51    2.63    3.06    3.18    58   17.15   18.71   28.04   29.12
19    2.62    2.74    3.13    3.25    59   18.03   19.59   29.27   30.35
20    2.73    2.85    3.28    3.40    60   19.26   20.82   31.04   32.12
21    2.85    2.97    3.43    3.55    61   20.73   22.41   33.21   34.41
22    2.98    3.10    3.58    3.70    62   22.73   24.53   35.60   36.92
23    3.12    3.24    3.74    3.86    63   25.08   27.00   36.75   38.19
24    3.25    3.37    3.92    4.04    64   27.61   29.65   37.97   39.53
25    3.41    3.53    4.10    4.22    65   30.19   32.47   39.19   40.87
26    3.56    3.68    4.29    4.41    66   32.23   34.59   39.74   41.52
27    3.73    3.85    4.49    4.61    67   33.48   35.93   40.14   42.12
28    3.90    4.02    4.71    4.83    68   33.83   36.35   41.44   42.92
29    4.09    4.21    4.93    5.05    69   34.44   36.92   43.19   44.63
30    4.28    4.40    5.17    5.29    70   35.49   38.12   45.32   46.67
31    4.37    4.61    5.42    5.54    71   37.48   40.19   47.97   49.20
32    4.59    4.83    5.69    5.81    72   39.99   42.75   51.10   52.29
33    4.82    5.06    5.97    6.09    73   43.05   45.85   54.79   55.89
34    5.06    5.30    6.27    6.39    74   46.75   49.51   59.11   60.04
35    5.32    5.56    6.58    6.70    75   50.82   53.53   63.83   64.47
36    5.59    5.83    6.79    7.03    76   55.39   57.93   68.68   69.06
37    5.76    6.12    7.14    7.38    77   60.51   62.76   73.61   73.86
38    6.06    6.42    7.50    7.74    78   66.49   68.31   79.00   79.26
39    6.38    6.74    7.88    8.12    79   73.50   74.73   84.97   85.22
40    6.71    7.07    8.58    8.82    80   81.21   81.89   91.60   91.86

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**   This classification is not available below the age of 16.

                                   APPENDIX B

                                SURRENDER CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                      MALE (OR UNISEX), AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
0       **     3.52      **      **
1              2.79                   41   10.98   11.62   15.60   16.06
2              2.79                   42   11.59   12.23   16.98   17.47
3              2.79                   43   12.10   12.89   18.22   18.85
4              2.79                   44   12.78   13.57   20.02   20.48
5              2.79                   45   13.35   14.30   21.71   22.35
6              2.79                   46   13.97   15.09   23.19   23.98
7              2.79                   47   14.96   16.06   24.66   25.61
8              2.79                   48   15.80   17.23   26.53   27.48
9              2.90                   49   16.96   18.39   28.40   29.35
10             3.04                   50   18.22   19.80   30.34   31.44
11             3.17                   51   19.69   21.43   32.65   33.77
12             3.48                   52   21.14   23.06   35.07   36.32
13             3.96                   53   22.79   24.68   37.93   39.36
14             4.18                   54   24.73   26.77   40.96   42.39
15             4.42                   55   26.73   29.11   44.07   45.65
16    4.73     4.88    5.65    5.81   56   28.91   31.44   47.06   48.40
17    5.19     5.35    6.12    6.27   57   31.31   33.99   48.33   48.40
18    5.43     5.59    6.36    6.51   58   33.95   36.81   48.40   48.40
19    5.43     5.59    6.36    6.51   59   36.65   39.82   48.40   48.40
20    5.43     5.59    6.58    6.75   60   39.75   43.08   48.40   48.40
21    5.43     5.59    6.67    6.97   61   43.32   46.82   48.40   48.40
22    5.43     5.59    6.67    6.97   62   45.58   48.40   48.40   48.40
23    5.43     5.59    6.89    7.22   63   46.97   48.40   48.40   48.40
24    5.43     5.59    7.13    7.44   64   48.40   48.40   48.40   48.40
25    5.43     5.59    7.13    7.44   65   48.40   48.40   48.40   48.40
26    5.50     5.65    7.13    7.44   66   48.40   48.40   48.40   48.40
27    5.74     5.92    7.13    7.44   67   48.40   48.40   48.40   48.40
28    6.03     6.18    7.13    7.44   68   48.12   48.12   48.40   48.40
29    6.31     6.47    7.37    7.70   69   47.85   47.85   48.35   48.35
30    6.60     6.78    7.83    8.14   70   47.62   47.62   48.28   48.28
31    6.93     7.08    8.14    8.47   71   47.42   47.42   48.21   48.21
32    7.28     7.44    8.56    8.89   72   47.24   47.24   48.18   48.18
33    7.66     7.81    9.02    9.33   73   47.06   47.06   48.17   48.17
34    8.03     8.18    9.50    9.81   74   46.79   46.86   48.14   48.14
35    8.45     8.60    9.99   10.32   75   46.44   46.79   47.85   47.85
36    8.87     9.04   10.54   10.85   76   46.06   46.44   46.81   46.81
37    9.35     9.50   11.11   11.42   77   45.38   46.06   45.65   45.65
38    9.50     9.99   12.01   12.34   78   44.08   45.38   44.37   44.37
39   10.03    10.49   13.02   13.51   79   42.67   42.67   42.96   42.96
40   10.58    11.04   14.19   14.67   80   41.12   41.12   41.41   41.41

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and will be two-thirds that of the corresponding surrender charge listed above.

**   This classification is not available below the age of 16.

                                   APPENDIX B

                               SURRENDER CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                          FEMALE, AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM   AGE   PRF NS   STD NS   PRF SM   STD SM
---   ------   ------   ------   ------   ---   ------   ------   ------   ------
0        **     2.90       **       **
1               2.31                       41     9.31     9.79    12.25    12.56
2               2.31                       42     9.79    10.27    13.02    13.51
3               2.31                       43    10.14    10.78    13.95    14.43
4               2.31                       44    10.54    11.33    15.36    15.84
5               2.31                       45    11.11    11.90    16.76    17.23
6               2.31                       46    11.55    12.50    17.75    18.39
7               2.31                       47    12.19    13.13    18.92    19.56
8               2.31                       48    12.72    13.82    20.17    20.97
9               2.40                       49    13.27    14.54    21.80    22.59
10              2.51                       50    14.10    15.36    23.43    24.22
11              2.62                       51    15.27    16.52    25.12    26.07
12              2.79                       52    16.28    17.69    26.99    27.94
13              2.82                       53    17.42    18.85    28.69    29.81
14              2.95                       54    18.68    20.26    30.56    31.68
15              3.06                       55    19.69    21.43    32.43    33.53
16     3.04     3.19     3.63     3.78     56    20.61    22.35    33.90    35.16
17     3.17     3.32     3.78     3.96     57    21.63    23.52    35.53    36.81
18     3.30     3.45     4.03     4.18     58    22.62    24.68    37.00    38.43
19     3.45     3.61     4.14     4.29     59    23.78    25.85    38.63    40.06
20     3.61     3.76     4.31     4.47     60    25.41    27.48    40.96    42.39
21     3.76     3.92     4.51     4.66     61    27.37    29.57    43.82    45.41
22     3.92     4.09     4.71     4.88     62    29.99    32.36    46.97    48.40
23     4.11     4.27     4.93     5.08     63    33.09    35.64    48.40    48.40
24     4.29     4.44     5.17     5.32     64    36.43    39.12    48.40    48.40
25     4.49     4.64     5.39     5.57     65    39.84    42.86    48.40    48.40
26     4.69     4.86     5.65     5.81     66    43.19    46.35    48.40    48.40
27     4.91     5.08     5.92     6.07     67    45.56    48.40    48.40    48.40
28     5.15     5.30     6.20     6.36     68    46.75    48.40    48.40    48.40
29     5.39     5.54     6.51     6.67     69    48.17    48.17    48.31    48.31
30     5.65     5.81     6.82     6.97     70    47.78    47.78    47.97    47.97
31     5.76     6.07     7.15     7.30     71    47.41    47.41    47.67    47.67
32     6.05     6.36     7.50     7.66     72    46.96    46.96    47.41    47.41
33     6.36     6.67     7.88     8.03     73    46.38    46.38    47.11    47.11
34     6.67     7.00     8.27     8.43     74    45.76    45.76    46.71    46.71
35     7.02     7.33     8.69     8.84     75    45.13    45.13    46.22    46.22
36     7.37     7.70     8.95     9.26     76    44.54    44.54    45.73    45.73
37     7.59     8.07     9.42     9.72     77    43.99    43.99    45.30    45.30
38     7.99     8.47     9.90     10.21    78    43.48    43.48    44.06    44.06
39     8.40     8.89     10.41    10.71    79    42.51    42.51    42.65    42.60
40     8.84     9.33     11.33    11.64    80    40.94    40.94    41.07    41.07

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and will be two-thirds that of the corresponding surrender charge listed above.

**   This classification is not available below the age of 16.

                                   APPENDIX C

                         ILLUSTRATIONS OF POLICY VALUES

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6%, or 12% over a period of years. However, it may fluctuate above and below those averages throughout the years shown. The actual policy values, surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current percent of premium charge is deducted, the current cost of insurance charges are deducted, and the current mortality and expense risk charge is deducted. Although the contract allows for a maximum percent of premium charge, maximum cost of insurance charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables, and a maximum mortality and expense risk charge of .90%, Lincoln Life expects that it will continue to charge the current percent of premium charge, the current cost of insurance charges, and the current mortality and expense risk charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum percent of premium charge, the guaranteed maximum cost of insurance charges, and the guaranteed maximum mortality and expense risk charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current charges.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (average .59%), the mortality and expense risk charge (.68% current, and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (average .12%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.65% using current charges, and 10.43% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.65% and -1.35% respectively using current charges, and 4.43% and -1.57% respectively using guaranteed charges.

                                 MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                               MALE ISSUE AGE 35
                               STANDARD NONSMOKER
                           $100,000 SPECIFIED AMOUNT
                  $1,300 ANNUAL PREMIUM USING CURRENT CHARGES

                             DEATH BENEFIT                   POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS      ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED    GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT               RETURN OF                       RETURN OF                       RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $ 1,365    $100,000  $100,000   $100,000   $   974   $ 1,040   $  1,105   $   114   $   180   $    245
2           2,798     100,000   100,000    100,000     1,927     2,119      2,319     1,067     1,259      1,459
3           4,303     100,000   100,000    100,000     2,858     3,238      3,650     1,998     2,378      2,790
4           5,883     100,000   100,000    100,000     3,764     4,396      5,108     2,904     3,536      4,248
5           7,542     100,000   100,000    100,000     4,647     5,597      6,710     3,787     4,737      5,850

6           9,285     100,000   100,000    100,000     5,504     6,839      8,466     4,687     6,022      7,649
7          11,114     100,000   100,000    100,000     6,334     8,123     10,393     5,560     7,349      9,619
8          13,035     100,000   100,000    100,000     7,138     9,452     12,510     6,407     8,721     11,779
9          15,051     100,000   100,000    100,000     7,913    10,825     14,835     7,225    10,137     14,147
10         17,169     100,000   100,000    100,000     8,660    12,245     17,391     8,058    11,643     16,789

15         29,455     100,000   100,000    100,000    11,898    20,060     34,577    11,726    19,888     34,405
20         45,135     100,000   100,000    100,000    14,076    29,119     62,690    14,076    29,119     62,690
25         65,147     100,000   100,000    145,763    14,646    39,435    108,778    14,646    39,435    108,778
30         90,689     100,000   100,000    223,577    13,050    54,100    183,260    13,050    51,400    183,260

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                 $1,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                             DEATH BENEFIT                   POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS      ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED    GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT               RETURN OF                       RETURN OF                       RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1        $ 1,365    $100,000  $100,000   $100,000   $   945   $ 1,009   $  1,073   $    85   $   149   $    213
 2          2,798     100,000   100,000    100,000     1,867     2,054      2,248     1,007     1,194      1,388
 3          4,303     100,000   100,000    100,000     2,765     3,134      3,533     1,905     2,274      2,673
 4          5,883     100,000   100,000    100,000     3,638     4,251      4,940     2,778     3,391      4,080
 5          7,542     100,000   100,000    100,000     4,486     5,404      6,479     3,626     4,544      5,619

 6          9,285     100,000   100,000    100,000     5,306     6,594      8,163     4,489     5,777      7,346
 7         11,114     100,000   100,000    100,000     6,098     7,820     10,006     5,324     7,046      9,232
 8         13,035     100,000   100,000    100,000     6,862     9,086     12,025     6,131     8,355     11,294
 9         15,051     100,000   100,000    100,000     7,597    10,390     14,236     6,909     9,702     13,548
10         17,169     100,000   100,000    100,000     8,301    11,734     16,661     7,699    11,132     16,059

15         29,455     100,000   100,000    100,000    11,313    19,058     32,827    11,141    18,886     32,655
20         45,135     100,000   100,000    100,000    13,239    27,378     58,904    13,239    27,378     58,904
25         65,147     100,000   100,000    135,784    13,472    36,534    101,332    13,472    36,534    101,332
30         90,689     100,000   100,000    206,119    10,945    46,327    168,950    10,945    46,327    168,950

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                   $1,650 ANNUAL PREMIUM USING CURRENT CHARGES

                             DEATH BENEFIT                   POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS      ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED    GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT               RETURN OF                       RETURN OF                       RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1        $ 1,732    $100,000  $100,000   $100,000   $ 1,228   $ 1,311   $  1,394   $   196   $   279   $    362
 2          3,552     100,000   100,000    100,000     2,430     2,673      2,926     1,398     1,641      1,894
 3          5,462     100,000   100,000    100,000     3,596     4,077      4,598     2,564     3,045      3,566
 4          7,467     100,000   100,000    100,000     4,727     5,526      6,426     3,695     4,494      5,394
 5          9,573     100,000   100,000    100,000     5,823     7,023      8,428     4,791     5,991      7,396

 6         11,784     100,000   100,000    100,000     6,886     8,751     10,625     5,906     7,590      9,644
 7         14,106     100,000   100,000    100,000     7,905    10,161     13,026     6,977     9,232     12,098
 8         16,544     100,000   100,000    100,000     8,882    11,798     15,657     8,005    10,921     14,780
 9         19,104     100,000   100,000    100,000     9,817    13,485     18,544     8,992    12,659     17,719
10         21,791     100,000   100,000    100,000    10,712    15,225     21,718     9,990    14,503     20,996

15         37,385     100,000   100,000    100,000    14,393    24,658     43,027    14,187    24,452     42,821
20         57,287     100,000   100,000    122,295    16,391    35,356     77,895    16,391    35,356     77,895
25         82,687     100,000   100,000    179,594    16,277    47,748    134,025    16,277    47,748    134,025
30        115,105     100,000   100,000    273,320    13,065    62,604    224,033    13,065    62,604    224,033

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                 $1,650 ANNUAL PREMIUM USING GUARANTEED CHARGES

                             DEATH BENEFIT                   POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS      ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED    GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT               RETURN OF                       RETURN OF                       RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1        $ 1,732    $100,000  $100,000   $100,000   $ 1,173   $ 1,253   $  1,334   $   141   $   221   $    302
 2          3,552     100,000   100,000    100,000     2,311     2,544      2,787     1,279     1,512      1,755
 3          5,462     100,000   100,000    100,000     3,410     3,870      4,368     2,378     2,838      3,336
 4          7,467     100,000   100,000    100,000     4,468     5,230      6,089     3,436     4,198      5,057
 5          9,573     100,000   100,000    100,000     5,484     6,624      7,961     4,452     5,592      6,929

 6         11,784     100,000   100,000    100,000     6,452     8,048      9,996     5,472     7,068      9,016
 7         14,106     100,000   100,000    100,000     7,373     9,503     12,212     6,444     8,574     11,283
 8         16,544     100,000   100,000    100,000     8,243    10,987     14,625     7,366    10,110     13,747
 9         19,104     100,000   100,000    100,000     9,061    12,501     17,255     8,235    11,675     16,430
10         21,791     100,000   100,000    100,000     9,823    14,041     20,125     9,100    13,319     19,403

15         37,385     100,000   100,000    100,000    12,740    22,168     39,138    12,533    21,962     38,932
20         57,287     100,000   100,000    109,796    13,735    30,852     69,934    13,735    30,852     69,934
25         82,687     100,000   100,000    159,513    11,783    39,744    119,039    11,783    39,744    119,039
30        115,105     100,000   100,000    239,376     5,153    48,574    196,210     5,153    48,574    196,210

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a 90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                 MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                               MALE ISSUE AGE 55
                               STANDARD NONSMOKER
                           $100,000 SPECIFIED AMOUNT
                  $3,250 ANNUAL PREMIUM USING CURRENT CHARGES

                             DEATH BENEFIT                   POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS      ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED    GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT               RETURN OF                       RETURN OF                       RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $  3,412   $100,000  $100,000  $100,000    $ 2,198  $  2,355   $  2,513   $     0  $      0   $      0
2            6,996    100,000   100,000   100,000      4,304     4,756      5,227     1,393     1,845      2,316
3           10,758    100,000   100,000   100,000      6,319     7,205      8,167     3,408     4,294      5,256
4           14,708    100,000   100,000   100,000      8,259     9,723     11,377     5,348     6,812      8,466
5           18,856    100,000   100,000   100,000     10,118    12,308     14,884     7,207     9,397     11,973

6           23,212    100,000   100,000   100,000     11,879    14,948     18,710     9,113    12,182     15,945
7           27,785    100,000   100,000   100,000     13,545    17,651     22,901    10,925    15,031     20,281
8           32,586    100,000   100,000   100,000     15,111    20,419     27,500    12,637    17,944     25,026
9           37,628    100,000   100,000   100,000     16,570    23,251     32,560    14,241    20,922     30,232
10          42,922    100,000   100,000   100,000     17,916    26,151     38,144    15,878    24,114     36,107

15          73,637    100,000   100,000   100,000     22,797    41,943     77,153    22,215    41,361     76,571
20         112,838    100,000   100,000   155,033     23,599    60,896    144,890    23,599    60,896    144,890
25         162,869    100,000   100,000   268,485     16,605    85,932    255,700    16,605    85,932    255,700
30         226,723          0   128,111   454,394          0   122,011    432,756         0   122,011    432,756

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                 $3,250 ANNUAL PREMIUM USING GUARANTEED CHARGES

                             DEATH BENEFIT                   POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS      ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED    GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT               RETURN OF                       RETURN OF                       RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $  3,412   $100,000  $100,000   $100,000   $ 2,128   $ 2,281   $  2,434   $     0   $     0   $      0
2            6,996    100,000   100,000    100,000     4,159     4,598      5,055     1,248     1,687      2,144
3           10,758    100,000   100,000    100,000     6,094     6,952      7,883     3,183     4,041      4,972
4           14,708    100,000   100,000    100,000     7,927     9,341     10,938     5,016     6,430      8,027
5           18,856    100,000   100,000    100,000     9,651    11,759     14,240     6,740     8,848     11,329

6           23,212    100,000   100,000    100,000    11,260    14,204     17,816     8,495    11,438     15,050
7           27,785    100,000   100,000    100,000    12,746    16,670     21,694    10,126    14,051     19,074
8           32,586    100,000   100,000    100,000    14,094    19,149     25,906    11,620    16,675     23,431
9           37,628    100,000   100,000    100,000    15,293    21,633     30,489    12,964    19,304     28,160
10          42,922    100,000   100,000    100,000    16,328    24,115     35,493    14,291    22,077     33,455

15          73,637    100,000   100,000    100,000    18,617    36,398     69,551    18,035    35,816     68,969
20         112,838    100,000   100,000    138,383    13,393    47,785    129,330    13,393    47,785    129,330
25         162,869          0   100,000    237,758         0    56,866    226,437         0    56,866    226,437
30         226,723          0   100,000    396,592         0    61,813    377,707         0    61,813    377,707

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                   $4,250 ANNUAL PREMIUM USING CURRENT CHARGES

                             DEATH BENEFIT                   POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS      ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED    GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT               RETURN OF                       RETURN OF                       RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $  4,462   $100,000  $100,000   $100,000   $ 2,676  $  2,875   $  3,075   $     0  $      0   $      0
2            9,148    100,000   100,000    100,000     5,248     5,817      6,411       683     1,252      1,846
3           14,068    100,000   100,000    100,000     7,713     8,825     10,034     3,148     4,260      5,469
4           19,234    100,000   100,000    100,000    10,075    11,911     13,988     5,510     7,346      9,423
5           24,658    100,000   100,000    100,000    12,330    15,076     18,315     7,765    10,511     13,750

6           30,354    100,000   100,000    100,000    14,472    18,325     23,062    10,136    13,988     18,726
7           36,334    100,000   100,000    100,000    16,509    21,673     28,298    12,400    17,564     24,190
8           42,613    100,000   100,000    100,000    18,415    25,108     34,076    14,534    21,227     30,196
9           49,206    100,000   100,000    100,000    20,187    28,640     40,479    16,535    24,988     36,827
10          56,129    100,000   100,000    100,000    21,812    32,275     47,604    18,617    29,079     44,408

15          96,294    100,000   100,000    114,991    27,845    52,884     99,130    26,932    51,971     98,217
20         147,557    100,000   100,000    198,847    29,969    80,685    185,839    29,679    80,685    185,839
25         212,982    100,000   127,044    344,014    24,109   120,994    327,632    24,109   120,994    327,632
30         296,483    100,000   178,926    581,597     5,277   170,406    553,902     5,277   170,406    553,902

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                 $4,250 ANNUAL PREMIUM USING GUARANTEED CHARGES

                             DEATH BENEFIT                   POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS      ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED    GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT               RETURN OF                       RETURN OF                       RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1        $ 4,462    $100,000  $100,000   $100,000   $ 2,326   $ 2,512   $  2,699   $     0   $     0   $      0
 2          9,148     100,000   100,000    100,000     4,513     5,032      5,574         0       467      1,009
 3         14,068     100,000   100,000    100,000     6,560     7,560      8,650     1,995     2,995      4,085
 4         19,234     100,000   100,000    100,000     8,464    10,098     11,952     3,899     5,533      7,387
 5         24,658     100,000   100,000    100,000    10,222    12,643     15,509     5,657     8,078     10,944

 6         30,354     100,000   100,000    100,000    11,822    15,188     19,351     7,485    10,852     15,015
 7         36,334     100,000   100,000    100,000    13,246    17,723     23,510     9,138    13,615     19,401
 8         42,613     100,000   100,000    100,000    14,476    20,236     28,024    10,596    16,356     24,144
 9         49,206     100,000   100,000    100,000    15,491    22,713     32,945    11,839    19,061     29,293
10         56,129     100,000   100,000    100,000    16,270    25,147     38,341    13,075    21,952     35,145

15         96,294     100,000   100,000    100,000    16,103    36,689     76,553    15,190    35,776     75,640
20        147,557     100,000   100,000    155,932     5,276    46,569    145,731     5,276    46,569    145,731
25        212,982           0   100,000    270,203         0    52,631    257,336         0    52,631    257,336
30        296,483           0   100,000    451,581         0    50,582    430,077         0    50,582    430,077

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                      -------------------
                                                                        2007      2006
                                                                      --------  ---------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $53,250; 2006 -- $53,846) $ 53,405  $ 54,697
    Equity (cost: 2007 -- $132; 2006 -- $205)                              134       218
  Trading securities                                                     2,533     2,820
  Mortgage loans on real estate                                          7,117     7,344
  Real estate                                                              258       409
  Policy loans                                                           2,798     2,755
  Derivative investments                                                   172       245
  Other investments                                                        986       783
                                                                      --------  --------
    Total investments                                                   67,403    69,271
Cash and invested cash                                                   1,395     1,762
Deferred acquisition costs and value of business acquired                8,574     7,609
Premiums and fees receivable                                               382       331
Accrued investment income                                                  801       838
Reinsurance recoverables                                                 7,939     7,949
Goodwill                                                                 3,539     3,514
Other assets                                                             2,030     1,765
Separate account assets                                                 82,263    71,777
                                                                      --------  --------
Total assets                                                          $174,326  $164,816
                                                                      ========  ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                              $ 13,619  $ 13,645
Other contract holder funds                                             58,168    58,718
Short-term debt                                                            173        21
Long-term debt                                                           1,675     1,439
Reinsurance related derivative liability                                   211       218
Funds withheld reinsurance liabilities                                   1,862     1,816
Deferred gain on indemnity reinsurance                                     696       760
Payables for collateral under securities loaned                          1,135     1,504
Other liabilities                                                        2,083     2,073
Separate account liabilities                                            82,263    71,777
                                                                      --------  --------
Total liabilities                                                      161,885   151,971
                                                                      --------  --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock-- 10,000,000 shares, authorized, issued and outstanding     9,105     9,088
Retained earnings                                                        3,283     3,341
Accumulated other comprehensive income                                      53       416
                                                                      --------  --------
    Total stockholder's equity                                          12,441    12,845
                                                                      --------  --------
    Total liabilities and stockholder's equity                        $174,326  $164,816
                                                                      ========  ========

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN MILLIONS)

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Insurance premiums                                       $ 1,560   $ 1,118   $    67
Insurance fees                                             2,994     2,439     1,575
Net investment income                                      4,188     3,869     2,592
Realized loss                                               (112)       (2)      (16)
Amortization of deferred gain on indemnity reinsurance        83        76        77
Other revenues and fees                                      325       289       316
                                                         -------   -------   -------
  Total revenues                                           9,038     7,789     4,611
                                                         -------   -------   -------

BENEFITS AND EXPENSES
Interest credited                                          2,398     2,241     1,506
Benefits                                                   2,329     1,757       616
Underwriting, acquisition, insurance and other expenses    2,472     2,086     1,544
Interest and debt expenses                                    96        84        78
                                                         -------   -------   -------
  Total benefits and expenses                              7,295     6,168     3,744
                                                         -------   -------   -------
    Income before taxes                                    1,743     1,621       867
    Federal income taxes                                     504       460       223
                                                         -------   -------   -------
      Net income                                         $ 1,239   $ 1,161   $   644
                                                         =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                      -----------------------------
                                                        2007       2006       2005
                                                      --------   --------   -------
COMMON STOCK
Balance at beginning-of-year                          $  9,088   $  2,125   $ 2,106
Lincoln National Corporation purchase price                 (9)     6,932        --
Stock compensation/issued for benefit plans                 26         31        19
                                                      --------   --------   -------
    Balance at end-of-year                               9,105      9,088     2,125
                                                      --------   --------   -------

RETAINED EARNINGS
Balance at beginning-of-year                             3,341      2,748     2,304
Cumulative effect of adoption of SOP 05-1                  (41)        --        --
Cumulative effect of adoption of FIN 48                    (14)        --        --
Comprehensive income                                       876      1,124       315
Less other comprehensive loss, net of tax                 (363)       (37)     (329)
                                                      --------   --------   -------
  Net income                                             1,239      1,161       644
Dividends declared                                      (1,242)      (568)     (200)
                                                      --------   --------   -------
    Balance at end-of-year                               3,283      3,341     2,748
                                                      --------   --------   -------

NET UNREALIZED GAIN ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                               421        452       781
Change during the year                                    (345)       (31)     (329)
                                                      --------   --------   -------
    Balance at end-of-year                                  76        421       452
                                                      --------   --------   -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                (9)         7        14
Change during the year                                     (10)       (16)       (7)
                                                      --------   --------   -------
    Balance at end-of-year                                 (19)        (9)        7
                                                      --------   --------   -------

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                --         (6)      (13)
Change during the year                                      --          6         7
                                                      --------   --------   -------
    Balance at end-of-year                                  --         --        (6)
                                                      --------   --------   -------

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                 4         --        --
Change during the year                                      (8)         4        --
                                                      --------   --------   -------
    Balance at end-of-year                                  (4)         4        --
                                                      --------   --------   -------
Total stockholder's equity at end-of-year             $ 12,441   $ 12,845   $ 5,326
                                                      ========   ========   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN MILLIONS)

                                                                                       For the Years Ended
                                                                                          December 31,
                                                                                   ---------------------------
                                                                                    2007      2006      2005
                                                                                   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $ 1,239   $ 1,161   $   644
Adjustments to reconcile net income to net cash provided by operating activities:
  Deferred acquisition costs and value of business acquired deferrals and
   interest, net of amortization                                                    (1,101)     (722)     (430)
  Change in premiums and fees receivable                                               (53)       16        54
  Change in accrued investment income                                                   13        21        (4)
  Change in contract accruals                                                          574       170    (1,082)
  Net trading securities purchases, sales and maturities                               316       165       (72)
  Gain on reinsurance embedded derivative/trading securities                            (2)       (4)       (5)
  Change in contract holder funds                                                      453       741     1,893
  Change in net periodic benefit accruals                                               (5)       (3)      (11)
  Change in amounts recoverable from reinsurers                                       (539)      199       101
  Change in federal income tax accruals                                                310       150       148
  Stock-based compensation expense                                                      26        31        19
  Depreciation, amortization and accretion, net                                         64        54        64
  Increase in funds withheld liability                                                  46       105       131
  Realized loss on investments and derivative instruments                              114         6        21
  Amortization of deferred gain on indemnity reinsurance                               (83)      (76)      (77)
  Other                                                                                (71)     (706)     (601)
                                                                                   -------   -------   -------
    Net adjustments                                                                     62       147       149
                                                                                   -------   -------   -------
      Net cash provided by operating activities                                      1,301     1,308       793
                                                                                   -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-sale securities:
  Purchases                                                                         (8,606)   (9,323)   (5,725)
  Sales                                                                              3,453     5,328     3,767
  Maturities                                                                         4,087     3,326     2,392
Purchases of other investments                                                      (2,018)     (696)   (1,008)
Sales or maturities of other investments                                             1,880       585     1,151
Increase (decrease) in cash collateral on loaned securities                           (369)      538        45
Cash acquired from Jefferson-Pilot merger                                               --       154        --
Other                                                                                  (84)       58         9
                                                                                   -------   -------   -------
      Net cash provided by (used in) investing activities                           (1,657)      (30)      631
                                                                                   -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of long-term debt                                                               --        --       (47)
Issuance of long-term debt                                                             375       140        --
Net increase (decrease) in short-term debt                                              13       (13)        2
Universal life and investment contract deposits                                      9,481     7,444     4,783
Universal life and investment contract withdrawals                                  (6,645)   (6,660)   (3,755)
Investment contract transfers                                                       (2,448)   (1,821)   (1,483)
Dividends paid                                                                        (787)     (568)     (200)
                                                                                   -------   -------   -------
      Net cash used in financing activities                                            (11)   (1,478)     (700)
                                                                                   -------   -------   -------
      Net increase (decrease) in cash and invested cash                               (367)     (200)      724
                                                                                   -------   -------   -------
Cash and invested cash at beginning-of-year                                          1,762     1,962     1,238
                                                                                   -------   -------   -------
      Cash and invested cash at end-of-period                                      $ 1,395   $ 1,762   $ 1,962
                                                                                   =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 20).

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the years ended December 31, 2006 and 2005. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year including a $2.1 billion increase to common stock offset by a decrease to retained earnings for each of the years ended December 31, 2006, 2005, and 2004 to properly classify historical capital contributions received and stock compensation expense incurred. These reclassifications have no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest. All material intercompany accounts and transactions have been eliminated in consolidation.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions excluding mergers of entities under common control as discussed above initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES
Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

LNC regularly reviews available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, LNC considers several factors including, but not limited to: 1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income as they occur.

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Consolidated Statements of Income.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment and properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized loss on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized loss on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

POLICY LOANS
Policy loans are carried at unpaid principal balances.

SECURITIES LENDING
Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REALIZED LOSS
Realized loss includes realized gains and losses from the sale of investments, derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges but were not designated as hedging instruments under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in net income during the period of change in the corresponding income statement line as the transaction being hedged.

See Note 5 for additional discussion of our derivative instruments.

CASH AND CASH EQUIVALENTS
Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance

Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain or loss on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period-to-period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Consolidated Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, LNC may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, LNC conducts an annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on LNC's review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS
We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities represent segregated funds administered and invested by our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned by our insurance subsidiaries for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Consolidated Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 1.5% and 1.3%, respectively, of the face amount of insurance in force, and dividend expenses were $85 million for the years ended December 31, 2007 and 2006, and $78 million for the year ended December 31, 2005.

Universal life and variable universal life products with secondary guarantees represented approximately 32% and 34% of permanent life insurance in force as of December 31, 2007 and 2006, respectively, and approximately 73% and 77% of sales for these products for the years ended December 31, 2007 and 2006, respectively. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year. Any premium or discount on borrowed funds is amortized over the term of the borrowings.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

OTHER REVENUES AND FEES
Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS
Benefits for universal life and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB"). For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2005 through 2007 ranged from 3.00% to 9.00%.

INTEREST AND DEBT EXPENSES
Interest and debt expenses includes interest on short-term commercial paper, long-term senior debt that we issue and junior subordinated debentures issued to affiliated trusts.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for LNC's obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION
LNC expenses the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. For additional information on stock-based incentive compensation see Note 17.

INCOME TAXES
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

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2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS
In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written-off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories (in millions) on our Consolidated Balance Sheets:

ASSETS
DAC                                                                               $31
VOBA                                                                               35
Other assets -- DSI                                                                 3
                                                                                  ---
  Total assets                                                                    $69
                                                                                  ===

LIABILITIES AND STOCKHOLDER'S EQUITY
Future contract benefits -- GMDB annuity reserves                                 $ 4
Other contract holder funds -- DFEL                                                 2
Other liabilities -- income tax liabilities                                        22
                                                                                  ---
  Total liabilities                                                                28
                                                                                  ---
Retained earnings                                                                  41
                                                                                  ---
    Total liabilities and stockholder's equity                                    $69
                                                                                  ===

The adoption of this new guidance primarily impacted our Individual Markets -- Annuities and Employer Markets -- Group Protection businesses and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and VOBA. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109
In June 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and
(b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106 AND 132(R)
In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheets the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through OCI. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Accounting for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in OCI, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in OCI are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in OCI and their effects on net periodic benefit costs. Retroactive application of SFAS 158 was not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006 by recording an increase in the asset of $38 million and an increase in the liability of $34 million, offset by an increase in accumulated OCI of $4 million.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS
In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT
In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes and net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

We issue share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 17 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION SFAS 115-1 AND SFAS 124-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS
In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value."

FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other-than-temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record a charge of between $25 million and $75 million to net income attributable to changes in the fair value of guaranteed benefit reserves and indexed annuities reported in our Individual Markets - Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS
In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") - a revision to SFAS 141, which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51A" ("SFAS 160"), which aims to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the consolidated statement of income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or sells some of its ownership interests in its subsidiary and if the subsidiary reacquires some of its ownership interests or issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We expect to adopt SFAS 160 effective January 1, 2009, and are currently evaluating the effects of SFAS 160 on our consolidated financial condition and results of operations.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued DIG Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationship involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. DIG E23 clarifies that the shortcut method may be applied to a qualifying fair value hedge when the relationship is designated on the trade date of both the swap and the hedged item (for example, debt), even though the hedged item is not recognized for accounting purposes until the transaction settles (that is, until its settlement date), provided that the period of time between the trade date and the settlement date of the hedged item is within established conventions for that marketplace. DIG E23 also clarifies that Paragraph 68(b) is met for an interest rate swap that has a non-zero fair value at the inception of the hedging relationship provided that the swap was entered into at the hedge's inception for a transaction price of zero and the non-zero fair value is due solely to the existence of a bid-ask spread in the entity's principal market (or most advantageous market, as applicable) under SFAS 157. The interest rate swap would be reported at its fair value as determined under SFAS 157. DIG E23 is effective for hedging relationships designated on or after January 1, 2008. The adoption of DIG E23 is not expected to have a material impact on our consolidated financial condition or results of operations.

FSP FAS140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS
In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"). The guidance in FSP 140-3 provides accounting and reporting standards for transfers of financial assets. This FSP applies to a repurchase financing, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties (or consolidated affiliates of either counterparty), that is entered into contemporaneously with, or in contemplation of, the initial transfer. FSP 140-3 shall be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and shall be applied prospectively to initial transfers and repurchase financings for which the initial transfer is executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. We are evaluating the expected effect on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. ACQUISITION AND DIVIDEND OF FPP

JEFFERSON-PILOT MERGER
On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPL, JPLA and JPFIC at April 3, 2006 were "pushed down" to LNL's consolidated financial statements in accordance with push down accounting rules.

The fair value of the specifically identifiable net assets acquired in the merger was $4.3 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets. The amount of goodwill that was expected to be deductible for tax purposes was approximately $23 million. LNC paid a premium over the fair value of the net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;
-    Broader, more balanced product portfolio;
-    Larger distribution organization; and
- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of the net assets acquired (in millions) as of the acquisition date:

                                                           FAIR VALUE
                                                           ----------
Investments                                                $   27,384
Reinsurance recoverables                                        1,193
Value of business acquired                                      2,489
Goodwill                                                        2,622
Other assets                                                    1,135
Separate account assets                                         2,574
Future contract benefits and other
  contract holder funds                                       (26,677)
Income tax liabilities                                           (382)
Accounts payable, accruals and other liabilities                 (841)
Separate accounts liabilities                                  (2,574)
                                                           ----------
  Total purchase price                                     $    6,923
                                                           ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                    GOODWILL
                                                    --------
Individual Markets:
  Life Insurance                                    $  1,346
  Annuities                                            1,002
                                                    --------
    Total Individual Markets                           2,348
Employer Markets: Group Protection                       274
                                                    --------
      Total goodwill                                $  2,622
                                                    ========

DIVIDEND OF FPP
On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                    DIVIDENDED
                                                      VALUE
                                                    ----------
Investments                                         $    1,809
Cash and invested cash                                      20
Deferred acquisition costs and value of
  business acquired                                        246
Premiums and fees receivable                                 2
Accrued investment income                                   24
Reinsurance recoverables                                   669
Goodwill                                                     2
Future contract benefits                                  (705)
Other contract holder funds                             (1,509)
Other liabilities                                          (66)
                                                    ----------
   Total dividend of FPP                            $      492
                                                    ==========

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2007
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    -----     ------    -------
Corporate bonds                                     $  42,041    $1,049    $  904    $42,186
U.S. Government bonds                                     153        14        --        167
Foreign government bonds                                  586        39         4        621
Asset and mortgage-backed securities                   10,224       146       195     10,175
State and municipal bonds                                 143         2        --        145
Redeemable preferred stocks                               103         9         1        111
                                                    ---------    -----     ------    -------
  Total fixed maturity securities                      53,250     1,259     1,104     53,405
Equity securities                                         132         9         7        134
                                                    ---------    -----     ------    -------
  Total available-for-sale securities               $  53,382    $1,268    $1,111    $53,539
                                                    =========    ======    ======    =======

                                                             AS OF DECEMBER 31, 2006
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    ------    ------    -------
Corporate bonds                                     $  44,049    $1,043    $  283    $44,809
U.S. Government bonds                                     218         7        --        225
Foreign government bonds                                  689        58         2        745
Asset and mortgage-backed securities                    8,607        88        69      8,626
State and municipal bonds                                 194         2         2        194
Redeemable preferred stocks                                89         9        --         98
                                                    ---------    ------    ------    -------
  Total fixed maturity securities                      53,846     1,207       356     54,697
Equity securities                                         205        15         2        218
                                                    ---------    ------    ------    -------
    Total available-for-sale securities             $  54,051    $1,222    $  358    $54,915
                                                    =========    ======    ======    =======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2007
                                                                        ------------------------
                                                                        AMORTIZED         FAIR
                                                                           COST           VALUE
                                                                        ---------        -------
Due in one year or less                                                 $   2,261        $ 2,267
Due after one year through five years                                      11,217         11,489
Due after five years through ten years                                     15,437         15,315
Due after ten years                                                        14,111         14,159
                                                                        ---------        -------
  Subtotal                                                                 43,026         43,230
Asset and mortgage-backed securities                                       10,224         10,175
                                                                        ---------        -------
  Total available-for-sale fixed  maturity securities                   $  53,250        $53,405
                                                                        =========        =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                        AS OF DECEMBER 31, 2007
                                                                    -----------------------------------------------------------
                                                                        LESS THAN
                                                                       OR EQUAL TO        GREATER THAN
                                                                      TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                   -------------------  ------------------  -------------------
                                                                              GROSS               GROSS                GROSS
                                                                    FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                    VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                   -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                    $11,038  $      657  $4,142  $      247  $15,180  $      904
U.S. Government bonds                                                   --          --       3          --        3          --
Foreign government bonds                                                81           4      --          --       81           4
Asset and mortgage-backed securities                                 2,194         142   1,793          53    3,987         195
State and municipal bonds                                               29          --      15          --       44          --
Redeemable preferred stocks                                             13           1      --          --       13           1
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                   13,355         804   5,953         300   19,308       1,104
Equity securities                                                       61           7      --          --       61           7
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                              $13,416  $      811  $5,953  $      300  $19,369  $    1,111
                                                                   =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                                 2,263
                                                                                                                     ==========

                                                                                     AS OF DECEMBER 31, 2006
                                                                 ------------------------------------------------------------
                                                                      LESS THAN
                                                                     OR EQUAL TO        GREATER THAN
                                                                    TWELVE MONTHS       TWELVE MONTHS           TOTAL
                                                                 -------------------  ------------------  -------------------
                                                                             GROSS              GROSS                GROSS
                                                                  FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                  VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                 -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                  $ 8,643  $      115  $4,892  $      168  $13,535  $      283
U.S. Government bonds                                                 43          --      --          --       43          --
Foreign government bonds                                              56           1      62           1      118           2
Asset and mortgage-backed securities                               1,911          13   2,227          56    4,138          69
State and municipal bonds                                             20           1      44           1       64           2
Redeemable preferred stocks                                           --          --       1          --        1          --
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                 10,673         130   7,226         226   17,899         356
Equity securities                                                     50           2      --          --       50           2
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                            $10,723  $      132  $7,226  $      226  $17,949  $      358
                                                                 =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                               1,451
                                                                                                                   ==========

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                                  AS OF DECEMBER 31, 2007
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                               FAIR   UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  133  $       48          22
Six months or greater, but less than nine months                 425         137          30
Nine months or greater, but less than twelve months              363         109          17
Twelve months or greater                                         182          79          57
                                                              ------  ----------  ----------
  Total available-for-sale securities                         $1,103  $      373         126
                                                              ======  ==========  ==========

                                                                 AS OF DECEMBER 31, 2006
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                              FAIR    UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  --  $       --   $        5
Six months or greater, but less than nine months                 --          --            2
Nine months or greater, but less than twelve months              --          --            1
Twelve months or greater                                          9           3           12
                                                              -----  ----------   ----------
  Total available-for-sale securities                         $   9  $        3           20
                                                              =====  ==========   ==========

As described more fully in Note 1, LNC regularly reviews our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of time sufficient for recovery, LNC believes that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Corporate bonds                                $1,817        $2,140
U.S. Government bonds                             366           331
Foreign government bonds                           45            45
Asset and mortgage-backed securities:
  Mortgage pass-through securities                 21            24
  Collateralized mortgage obligations             153           111
  Commercial mortgage-backed securities           104           133
  Other asset-backed securities                    --             8
State and municipal bonds                          17            18
Redeemable preferred stocks                         8             8
                                               ------        ------
    Total fixed maturity securities             2,531         2,818
Equity securities                                   2             2
                                               ------        ------
      Total trading securities                 $2,533        $2,820
                                               ======        ======

The portion of market adjustment for trading securities still held at December 31, 2007, 2006 and 2005 was a loss of $8 million, $48 million and $70 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States, with the largest concentrations in California and Texas, which accounted for approximately 29% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2007    2006    2005
                                                         ------  ------  ------
Available-for-sale fixed maturity securities             $3,264  $2,979  $1,959
Available-for-sale equity securities                         19      11       7
Trading securities                                          163     181     176
Mortgage loans on real estate                               491     466     288
Real estate                                                  53      37      48
Policy loans                                                172     158     118
Invested cash                                                49      53      46
Other investments                                           155     147      61
                                                         ------  ------  ------
  Investment income                                       4,366   4,032   2,703
Less investment expense                                     178     163     111
                                                         ------  ------  ------
     Net investment income                               $4,188  $3,869  $2,592
                                                         ======  ======  ======

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2007    2006    2005
                                                                   -----   -----   -----
Available-for-sale fixed maturity securities:
  Gross gains                                                      $ 120   $ 119   $ 111
  Gross losses                                                      (176)    (97)    (89)
Available-for-sale equity securities:
  Gross gains                                                          3       2      10
  Gross losses                                                      (111)     --      --
Gain on other investments                                             22       5       1
Associated amortization of DAC, VOBA, DSI, DFEL and changes
  in other contract holder funds                                      29     (37)    (53)
                                                                   -----   -----   -----
    Total realized loss on investments, excluding trading
      securities                                                    (113)     (8)    (20)
Loss on derivative instruments, excluding reinsurance embedded
  derivatives                                                         (2)      2      (2)
Associated amortization of DAC, VOBA, DSI, DFEL and changes in
  other contract holder funds                                          1      --       1
                                                                   -----   -----   -----
   Total realized loss on investments and derivative instruments    (114)     (6)    (21)
Gain on reinsurance embedded derivative/trading securities             2       4       5
                                                                   -----   -----   -----
    Total realized loss                                            $(112)  $  (2)  $ (16)
                                                                   =====   =====   =====
Write-downs for other-than-temporary impairments included in
  realized loss on investments above                               $(257)  $ (62)  $ (18)
                                                                   =====   =====   =====

SECURITIES LENDING

The carrying values of the securities pledged under securities lending agreements were $655 million and $1.0 billion as of December 31, 2007 and 2006. The fair values of these securities were $634 million and $989 million as of December 31, 2007 and 2006, respectively.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $480 million as of December 31, 2007 and 2006. The fair values of these securities were $502 million and $500 million as of December 31, 2007 and 2006, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments for fixed maturity securities, limited partnerships, real estate and mortgage loans on real estate were $1.2 billion, which includes $281 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2007 and 2006, other contract holder funds on our Consolidated Balance Sheets included $1.2 billion and $700 million, respectively, outstanding in funding agreements. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies and $300 million of such agreements were assumed as a result of the merger of Jefferson-Pilot into LNL. The $850 million of credit-linked notes are classified as asset-backed securities and are included in our fixed maturity securities on our Consolidated Balance Sheets. The $300 million of investments which were assumed as a result of the merger were classified as corporate bonds and are included in our fixed maturity securities on our Consolidated Balance Sheets.

We earn a spread between the coupon received on the credit-linked note and the interest credited on the funding agreement. Our credit linked notes were created using a trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The asset backing two of these credit-linked notes is a mid-AA rated asset-backed security secured by a pool of credit card receivables. The third credit-linked note is backed by a pool of assets which are guaranteed by MBIA, Inc, a financial guarantor and are mid-AA rated. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolio.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments if the issuers of the debt market instruments default on their obligations. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the initial credit losses. We own the mezzanine tranche of these investments, which currently carries a mid-AA rating. To date, there have been no defaults in any of the underlying collateral pools. Similar to other debt market instruments our maximum principal loss is limited to our original investment of $850 million as of December 31, 2007.

The fair market value of these investments has declined, causing unrealized losses. As of December 31, 2007, we had unrealized losses of $190 million on the $850 million in credit linked notes. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

The following summarizes information regarding our investments in these securities (dollars in millions):

                                     AMOUNT AND DATE OF ISSUANCE
                                  ---------------------------------
                                    $400         $200         $250
                                  DECEMBER      APRIL        APRIL
                                    2006         2007         2007
                                  --------     -------      -------
Amount of subordination(1)        $  2,184     $   410      $ 1,167
Maturity                          12/20/16     3/20/17      6/20/17
Current rating of tranche(1)            AA         Aa2           AA
Number of entities(1)                  125         100          102
Number of countries(1)                  20          21           14

----------
(1)  As of December 31, 2007.

--------------------------------------------------------------------------------
5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock and call options on the S&P 500 Index(R) are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with the LINCOLN SMARTSECURITY(R) Advantage GMWB feature, the 4LATER(R) Advantage GIB feature and the i4LIFE(R) Advantage GIB feature that is available in our variable annuity products. This GMWB feature offers the contract holder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contract holder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at estimated fair value, with changes in estimated fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, contract holder behavior, available equity, interest rate and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 Index(R) call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to contract holders. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. The notional amounts of contract holder fund balances allocated to the equity-index options were $2.9 billion and $2.4 billion as of December 31, 2007 and 2006, respectively.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                                 AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                                             ASSETS  (LIABILITIES)
                                                                            ----------------------
                                                    NOTIONAL AMOUNTS        CARRYING OR FAIR VALUE
                                                    ------------------      ----------------------
                                                     2007        2006        2007            2006
                                                    ------      ------      -----           -----
Cash flow hedges
  Interest rate swap agreements                     $1,372      $1,188      $  (5)          $   8
  Foreign currency swaps                               366          86        (17)             (7)
  Call options (based on LNC stock)                     --          --          1               4
                                                    ------      ------      -----           -----
    Total cash flow hedges                           1,738       1,274        (21)              5
                                                    ------      ------      -----           -----

All other derivative instruments
  Interest rate cap agreements                       4,100       5,950          2               3
  Credit default swaps                                  60          20         --              --
  Call options (based on LNC stock)                      1           1         13              18
  Call options (based on S&P 500 Index(R))           2,858       2,357        149             185
                                                    ------      ------      -----           -----
    Total other derivative instruments               7,019       8,328        164             206

Embedded derivatives per SFAS 133                       --          --       (412)           (132)
                                                    ------      ------      -----           -----
      Total derivative instruments(1)               $8,757      $9,602      $(269)          $  79
                                                    ======      ======      =====           =====

----------
(1) Total derivative instruments as of December 31, 2007 were composed of an asset of $172 million recorded in derivative investments, a $230 million liability recorded in other contract holder funds and a liability of $211 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets. Total derivative instruments as of December 31, 2006 were composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in future contract benefits and a liability of $218 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

We designate and account for the following as cash flow hedges, when they have met the requirements of SFAS 133: 1) interest rate swap agreements; 2) foreign currency swaps; and 3) call options on LNC stock. We recognized a gain (loss) of $1 million and $(1) for the years ended December 31, 2007 and 2006, in net income as a component of realized investment gains and losses, related to the ineffective portion of cash flow hedges. We recognized a loss of $2 million for the year ended December 31, 2007, a gain of $2 million for the year ended December 31, 2006 and a loss of $2 million for the year ended December 31, 2005 in OCI related to the change in market value on derivative instruments that were designated and qualify as cash flow hedges.

Gains and losses on derivative contracts that qualify as cash-flow hedges are reclassified from accumulated OCI to current period earnings. As of December 31, 2007, $4 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2008. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our senior debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2007, 2006 and 2005, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open interest rate swap positions as of December 31, 2007 expire in 2008 through 2026.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open foreign currency swap positions as of December 31, 2007 expire in 2014 through 2022.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within both our Individual Markets and Employer Markets businesses. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133. The open interest rate cap agreements as of December 31, 2007 expire in 2008 through 2011.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2007, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. The open credit default swaps as of December 31, 2007 expire in 2010 through 2012.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on our stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500 INDEX(R))
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited on our Consolidated Statements of Income. The open positions as of December 31, 2007 expire in 2008 through 2009.

We also calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of interest credited on our Consolidated Statements of Income.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded in net income as realized gains or losses on our Consolidated Statements of Income.

VARIABLE ANNUITY PRODUCTS
We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income as benefits on our Consolidated Statements of Income. As of December 31, 2007 and 2006, we had approximately $18.9 billion and $13.8 billion, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $4.9 billion and $2.7 billion, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GMWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES
We own various debt securities that either: 1) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or 2) contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $7 million, $78 million and $14 million during the years ended December 31, 2007, 2006 and 2005, respectively.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2007 are not discussed in this disclosure.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2007 and 2006, the exposure was $164 million and $176 million, respectively.

--------------------------------------------------------------------------------
6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          ------------------
                                          2007   2006   2005
                                          ----   ----   ----
Current                                   $372   $244   $111
Deferred                                   132    216    112
                                          ----   ----   ----
  Total federal income tax expense        $504   $460   $223
                                          ====   ====   ====

The effective tax rate on pre-tax income was lower than the prevailing corporate federal income tax rate. Included in tax-preferred investment income was a separate account dividend received deduction benefit of $88 million, $80 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively, exclusive of any prior years' tax return resolution.

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                     FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                               ------------------------
                                                2007     2006     2005
                                               -----    -----    -----
Tax rate of 35% times pre-tax income           $ 610    $ 568    $ 303
Effect of:
  Tax-preferred investment income                (88)     (80)     (63)
  Tax credits                                    (22)     (21)     (14)
  Other                                            4       (7)      (3)
                                               -----    -----    -----
    Provision for income taxes                 $ 504    $ 460    $ 223
                                               =====    =====    =====
  Effective tax rate                              29%      28%      26%
                                               =====    =====    =====

The federal income tax liability (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                            AS OF DECEMBER 31,
                                            2007          2006
                                            ----          ----
Current                                     $390          $ 13
Deferred                                     239           615
                                            ----          ----
  Total federal income tax liability        $629          $628
                                            ====          ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                                    --------------------
                                                                     2007          2006
                                                                    ------        ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds            $1,904        $1,473
Reinsurance deferred gain                                              244           265
Net operating and capital loss carryforwards                            --            23
Modco embedded derivative                                               74            76
Postretirement benefits other than pensions                              8             7
Compensation and benefit plans                                         175           149
Ceding commission asset                                                  7             9
Other                                                                  139           147
                                                                    ------        ------
    Total deferred tax assets                                        2,551         2,149
                                                                    ------        ------
DEFERRED TAX LIABILITIES
DAC                                                                  1,962         1,555
Net unrealized gain on available-for-sale securities                    47           306
Net unrealized gain on trading securities                               71            74
Present value of business in-force                                     589           619
Other                                                                  121           210
                                                                    ------        ------
    Total deferred tax liabilities                                   2,790         2,764
                                                                    ------        ------
      Net deferred tax liability                                    $  239        $  615
                                                                    ======        ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger into LNL on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders Surplus." On October 22, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." In 2005 and 2006, the additional tax imposed on distributions from the special tax account, "Policyholders Surplus," was suspended. In addition, the statute provided that distributions made during the two-year suspension period would first reduce the Policyholders Surplus account balance. Our 2005 and 2006 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $272 million, of which $134 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits within the next 12 months in the range of $0 to $12 million. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                 FOR THE YEAR
                                                    ENDED
                                                 DECEMBER 31,
                                                     2007
                                                 ------------
Balance at beginning-of-year                     $        272
  Increases for prior year tax positions                    5
  Decreases for prior year tax positions                   (1)
  Increases for current year tax positions                 21
  Decreases for current year tax positions                 (7)
                                                 ------------
    Balance at end-of-year                       $        290
                                                 ============

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2007, 2006 and 2005, we recognized interest and penalty expense related to uncertain tax positions of $19 million, $13 million and $3 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $45 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot Corporation and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

--------------------------------------------------------------------------------
7. DAC, VOBA and DSI

Changes in DAC (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              ---------------------------
                                                                2007      2006      2005
                                                              -------   -------   -------
Balance at beginning-of-year                                  $ 4,577   $ 3,676   $ 2,904
  Cumulative effect of adoption of SOP 05-1                       (31)       --        --
  Dividend of FPP                                                (246)       --        --
  Deferrals                                                     2,002     1,479       934
  Amortization, net of interest:
    Unlocking                                                      29        25       111
    Other amortization                                           (710)     (651)     (538)
  Adjustment related to realized (gains) losses on
    available-for-sale securities and derivatives                  48       (38)      (48)
  Adjustment related to unrealized losses on
    available-for-sale securities and derivatives                  96        86       313
                                                              -------   -------   -------
      Balance at end-of-year                                  $ 5,765   $ 4,577   $ 3,676
                                                              =======   =======   =======

For the year ended December 31, 2007, the unlocking total includes $26 million in prospective unlocking from updates to assumptions for experience, $(50) million in model refinements and $53 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $36 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $90 million in prospective unlocking from updates to assumptions for experience and $21 million in retrospective unlocking.

Changes in VOBA (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              -------------------------
                                                                2007      2006     2005
                                                              -------   -------   -----
Balance at beginning-of-year                                  $ 3,032   $   742   $ 819
  Cumulative effect of adoption of SOP 05-1                       (35)       --      --
  Business acquired                                                14     2,478      --
  Deferrals                                                        46        96      --
  Amortization:
    Unlocking                                                      25         9     (11)
    Other amortization                                           (416)     (347)   (111)
  Accretion of interest                                           125       111      45
  Adjustment related to realized gains on
    available-for-sale securities and derivatives                  (6)       (9)     --
  Adjustment related to unrealized (gains) losses on
    available-for-sale securities and derivatives                  24       (48)     --
                                                              -------   -------   -----
      Balance at end-of-year                                  $ 2,809   $ 3,032   $ 742
                                                              =======   =======   =====

For the year ended December 31, 2007, the unlocking total includes $14 million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $13 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $5 million in prospective unlocking from updates to assumptions for experience and $4 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience and $(2) million in retrospective unlocking.

Estimated future amortization of VOBA (in millions), net of interest, as of December 31, 2007 was as follows:

2008                $  276
2009                   252
2010                   238
2011                   208
2012                   191
Thereafter           1,668
                     -----
  Total             $2,833
                    ======

Changes in DSI (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                     ---------------------
                                                      2007    2006    2005
                                                     -----   -----   -----
Balance at beginning-of-year                         $ 194   $ 129   $  85
  Cumulative effect of adoption of SOP 05-1             (3)     --      --
  Deferrals                                            117      86      60
  Amortization, net of interest:
    Unlocking                                            2       4       3
    Other amortization                                 (31)    (25)    (19)
                                                     -----   -----   -----
      Balance at end-of-year                         $ 279   $ 194   $ 129
                                                     =====   =====   =====

For the year ended December 31, 2007, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience, $(1) million in model refinements and $1 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $1 million in prospective unlocking from updates to assumptions for experience and $3 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience and $1 million in retrospective unlocking.

--------------------------------------------------------------------------------
8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re Life & Health America, Inc. ("Swiss Re"), were as follows:

                                                                FOR THE YEARS
                                                              ENDED DECEMBER 31,
                                                          -------------------------
                                                            2007      2006     2005
                                                          -------   -------   -----
Reinsurance assumed                                       $    12   $     8   $   1
Reinsurance ceded                                          (1,063)   (1,021)   (767)
                                                          -------   -------   -----
  Net reinsurance premiums and fees                       $(1,051)  $(1,013)  $(766)
                                                          =======   =======   =====

Reinsurance recoveries netted against benefits            $ 1,249   $   904   $ 722
                                                          =======   =======   =====

We cede insurance to other companies. The portion of risks exceeding our retention limits is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $1.3 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.0 billion at December 31, 2007. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2007, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2007, included $1.9 billion and $200 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2007, 2006 and 2005 we amortized $55 million, $49 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2007, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoveries from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoveries in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

--------------------------------------------------------------------------------
9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                   FOR THE YEAR ENDED DECEMBER 31, 2007
                                --------------------------------------------
                                BALANCE AT   PURCHASE     DIVIDEND   BALANCE
                                BEGINNING-  ACCOUNTING       OF      AT END-
                                 OF-YEAR    ADJUSTMENTS     FPP      OF-YEAR
                                ----------  -----------   --------   -------
Individual Markets:
  Life Insurance                $    2,181  $        20   $     (2)  $ 2,199
  Annuities                          1,032           14         --     1,046
Employer Markets:
  Retirement Products                   20           --         --        20
  Group Protection                     281           (7)        --       274
                                ----------  -----------   --------   -------
    Total goodwill              $    3,514  $        27   $     (2)  $ 3,539
                                ==========  ===========   ========   =======

                                    FOR THE YEAR ENDED DECEMBER 31, 2006
                                --------------------------------------------
                                BALANCE AT   PURCHASE    DIVIDEND    BALANCE
                                BEGINNING-  ACCOUNTING     OF        AT END-
                                 OF-YEAR    ADJUSTMENTS    FPP       OF-YEAR
                                ----------  -----------  --------    -------
Individual Markets:
  Life Insurance                $      855  $     1,326  $     --    $ 2,181
  Annuities                             44          988        --      1,032
Employer Markets:
  Retirement Products                   20           --        --         20
  Group Protection                      --          281        --        281
                                ----------  -----------  --------    -------
    Total goodwill              $      919  $     2,595  $     --    $ 3,514
                                ==========  ===========  ========    =======

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                   AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                              2007                    2006
                                                    ----------------------  ----------------------
                                                     GROSS                   GROSS
                                                    CARRYING   ACCUMULATED  CARRYING   ACCUMULATED
                                                     AMOUNT   AMORTIZATION   AMOUNT   AMORTIZATION
                                                    --------  ------------  --------  ------------
Individual Markets -- Life Insurance:
  Sales force                                       $    100  $          7  $    100  $          3

Employer Markets -- Retirement Products:
  Mutual fund contract rights(1)                           3            --        --            --
                                                    --------  ------------  --------  ------------
    Total                                           $    103  $          7  $    100  $          3
                                                    ========  ============  ========  ============

----------
(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2007 was as follows:

2008                                                                                  $ 4
2009                                                                                    4
2010                                                                                    4
2011                                                                                    4
2012                                                                                    4
Thereafter                                                                             73
                                                                                      ---
  Total                                                                               $93
                                                                                      ===

--------------------------------------------------------------------------------
10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2007       2006
                                                         --------   --------
RETURN OF NET DEPOSIT
Separate account value                                   $ 44,833   $ 38,306
Net amount at risk(1)                                          93         65
Average attained age of contract holders                 55 years   54 years
MINIMUM RETURN
Separate account value                                   $    355   $    405
Net amount at risk(1)                                          25         34
Average attained age of contract holders                 68 years   67 years
Guaranteed minimum return                                      5%         5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                   $ 25,537   $ 22,487
Net amount at risk(1)                                         359        193
Average attained age of contract holders                 64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2007          2006
                                                        -----         -----
Balance at beginning-of-year                            $  23         $  15
  Cumulative effect of adoption of SOP 05-1                (4)           --
  Changes in reserves                                      25            14
  Benefits paid                                            (6)           (6)
                                                        -----         -----
Balance at end-of-year                                  $  38         $  23
                                                        =====         =====

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2 million and $5 million for GMDB in 2007 and 2006, respectively. We utilize a delta hedging strategy for variable annuity products with a GMDB feature, which uses futures on U.S.-based equity market indices to hedge against movements in equity markets. The hedging strategy is designed so that changes in the value of the hedge contracts move in the opposite direction of equity market driven changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                                     AS OF DECEMBER 31,
                                                                   ---------------------
                                                                     2007          2006
                                                                   -------       -------
ASSET TYPE
Domestic equity                                                    $44,982       $39,260
International equity                                                 8,076         5,905
Bonds                                                                8,034         6,399
Money market                                                         6,545         5,594
                                                                   -------       -------
  Total                                                            $67,637       $57,158
                                                                   =======       =======
Percent of total variable annuity separate account values               97%           87%



--------------------------------------------------------------------------------
11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                            AS OF DECEMBER 31,
                                                          ---------------------
                                                            2007          2006
                                                          -------       -------
Account values and other contract holder funds            $56,668       $57,383
Deferred front-end loads                                      768           572
Contract holder dividends payable                             524           531
Premium deposit funds                                         113           130
Undistributed earnings on participating business               95           102
                                                          -------       -------
    Total other contract holder funds                     $58,168       $58,718
                                                          =======       =======

--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Short-term debt(1)                             $   18        $   21
Note due LNC, due September 2008                  155            --
                                               ------        ------
  Total short-term debt                        $  173        $   21
                                               ======        ======
Long-term debt:
  Note due LNC, due September 2008             $   --        $  139
  LIBOR + 1.00% note, due 2037                    375            --
  Surplus Notes due LNC:
    9.76% surplus note, due 2024                   50            50
    6.56% surplus note, due 2028                  500           500
    6.03% surplus note, due 2028                  750           750
                                               ------        ------
      Total surplus notes                       1,300         1,300
                                               ------        ------
        Total long-term debt                   $1,675        $1,439
                                               ======        ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. Also in 2006, the Board of Directors of LNC issued a Board Certificate guaranteeing that the consolidated subsidiary of LNL will maintain capital and surplus sufficient to meet the statutory surplus requirements of the insurance regulatory authority for the consolidated subsidiary of LNL and provide funds in cash to the consolidated subsidiary of LNL to ensure the timely payment of its obligations. Pursuant to that Board Certificate, as of December 31, 2007, $155 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2007, 2006 and 2005 was $56 million, $47 million and $55 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2007 were as follows:

2008                                                                                    $ 47
2009                                                                                      32
2010                                                                                      21
2011                                                                                      16
2012                                                                                      12
Thereafter                                                                                33
----                                                                                    ----
  Total                                                                                 $161
                                                                                        ====

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through Febru-ary 2010. Annual costs are dependent on usage but are expected to be approximately $8 million.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 46%, 48% and 48% of Individual Markets - Annuities variable annuity product deposits in December 31, 2007, 2006 and 2005, respectively, and represented approximately 66%, 67% and 67% of our total Individual Markets - Annuities variable annuity product account values as of December 31, 2007, 2006 and 2005 respectively. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets -Annuities segment include American Fund Insurance Series(SM)("AFIS") funds. For the Individual Markets - Annuities segment, AFIS funds accounted for 55%, 58% and 57% of variable annuity product deposits in 2007, 2006 and 2005 respectively and represented 75% of the segment's total variable annuity product account values as of December 31, 2007, 2006 and 2005.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES
We have guarantees with off-balance-sheet risks having contractual values of $2 million and $3 million as of December 31, 2007 and 2006, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                       FOR THE YEARS ENDED
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------

                                                                                                      2007    2006    2005
                                                                                                      -----   -----   -----
UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                                                                          $ 421   $ 452   $ 781
Other comprehensive income (loss):
  Unrealized holding losses arising during the year                                                    (871)    (96)   (805)
  Change in DAC, VOBA and other contract holder funds                                                   177      29     269
  Income tax benefit                                                                                    243      23     188
  Change in foreign currency exchange rate adjustment                                                    18       5       5
  Less:
    Reclassification adjustment for gains (losses) included in net income                              (164)     24      32
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           29     (37)    (53)
    Income tax benefit                                                                                   47       5       7
                                                                                                      -----   -----   -----
        Balance at end-of-year                                                                        $  76   $ 421   $ 452
                                                                                                      =====   =====   =====

                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                      -------------------
                                                                                                      2007    2006   2005
                                                                                                      ----    ----   ----
UNREALIZED GAINS (LOSSES) ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                                                          $ (9)   $  7   $ 14
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                                             14     (22)     5
  Change in DAC, VOBA and other contract holder funds                                                   (6)      1     (7)
  Income tax benefit                                                                                    11       2     (6)
  Change in foreign currency exchange rate adjustment                                                  (30)      4     --
  Less:
    Reclassification adjustment for (gains) losses included in net income                               (2)      2     (2)
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           1      --      1
    Income tax expense                                                                                  --      (1)    --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $(19)   $ (9)  $  7
                                                                                                      ====    ====   ====

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                                                          $ --    $ (6)  $(13)
Other comprehensive income (loss):
  Adjustment arising during the year                                                                    --       6      7
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ --    $ --   $ (6)
                                                                                                      ====    ====   ====

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                                                          $  4    $ --   $ --
Other comprehensive income (loss):
  Adjustment arising during the year                                                                   (13)     --     --
  Income tax benefit                                                                                     5      --     --
  Adjustment for adoption of SFAS 158, net of tax                                                       --       4     --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ (4)   $  4   $ --
                                                                                                      ====    ====   ====

--------------------------------------------------------------------------------
15. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                   ---------------------------
                                                                     2007      2006      2005
                                                                   -------   -------   -------
Commissions                                                        $ 2,051   $ 1,527   $   899
General and administrative expenses                                  1,234     1,093       965
DAC and VOBA deferrals and interest, net of amortization            (1,101)     (722)     (430)
Other intangibles amortization                                           4         3        --
Taxes, licenses and fees                                               192       158        81
Merger-related expenses                                                 92        27        29
                                                                   -------   -------   -------
    Total                                                          $ 2,472   $ 2,086   $ 1,544
                                                                   =======   =======   =======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income in the year incurred and are reflected within merger-related expenses in the table above.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                                                            TOTAL
                                                                                            -----
Restructuring reserve at December 31, 2006                                                  $   7
Amounts incurred in 2007
  Employee severance and termination benefits                                                   6
  Other                                                                                        14
                                                                                            -----
    Total 2007 restructuring charges                                                           20
Amounts expended in 2007                                                                      (25)
      Restructuring reserve at December 31, 2007                                            $   2
Additional amounts expended in 2007 that do not qualify as restructuring charges            $  72
Total expected costs                                                                          180
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. In addition, involuntary employee termination benefits were recorded in goodwill as part of the purchase price allocation, see
Note 3. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

--------------------------------------------------------------------------------
16. EMPLOYEE BENEFIT PLANS

Our employees, other than our U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans. Our U.S. insurance agents are included in various plans sponsored by either LNL or LNC, including pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including those of LNL, and prior to January 1, 1995, most full-time agents, including those of LNL. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. On May 1, 2007, LNC announced plans to change the retirement benefits provided to employees, including those of LNL, including the "freeze" or cessation of benefit accruals under LNC's primary traditional defined benefit pension plans. The freeze became effective December 31, 2007. This prospective change in benefits will not impact any of the pension retirement benefits that were accrued up through December 31, 2007.

Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

As a result of the merger with Jefferson-Pilot, LNC maintains funded defined benefit pension plans for the former U.S. employees and agents of Jefferson-Pilot. Eligible retiring employees receive benefits based on years of service and final average earnings. The plans were funded through group annuity contracts with LNL. The assets of the plans were those of the related contracts, and were primarily held our separate accounts. During the fourth quarter of 2007, the group annuity contracts were liquidated. The assets were moved to a tax-exempt trust and are invested as described in the Plan Assets section below.

The plans are funded by contributions to tax-exempt trusts. Our funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2006 and 2007, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents, including those of
LNL: the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the "ESC"), the Jefferson-Pilot Executive Special Supplemental Benefit Plan (the "ESSB") and supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of the merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified supplemental retirement plan for certain former employees of Jefferson-Pilot. The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

The ESC and ESSB were terminated effective December 31, 2007. The accrued benefits under the ESC and the ESSB on that date were converted to actuarial equivalent lump sum amounts and credited to special opening accounts (the "ESC Opening Balance Account" and the "ESSB Opening Balance Account") in the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"), which was formerly known as The Lincoln National Corporation Executive Deferred Compensation Plan for Employees. In both cases, the accrued benefits were calculated as if our executives had received a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age
62).

The supplemental executive retirement plan provided defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan and a second supplemental executive retirement plan was established for this same group of executives. The benefits payable to the executives under this plan will not be less than they would have been under the pre-acquisition plan. The benefit is based on an average compensation figure that is not less than the minimum three-year average compensation figure in effect for these executives as of December 31, 1999. Any benefits payable from this plan are reduced by benefits payable from our employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for LNC for 10 years and attained age 55 (age 60 for agents), including those of LNL. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was amended to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretire-ment plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations subsequent to the adoption of SFAS 158 was as follows:

                                                                     AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                  2007          2006    2007                  2006
                                                                 -----         -----    ----                  ----
                                                                                                   OTHER
                                                                   PENSION BENEFITS       POSTRETIREMENT BENEFITS
                                                                 -------------------    --------------------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                                  $ 141         $  93    $ --                  $ --
Actual return on plan assets                                         8            15      --                    --
Company contributions                                               (1)           --       2                     2
Benefits paid                                                       (8)           (7)     (2)                   (2)
Purchase accounting adjustments                                     --            40      --                    --
                                                                 -----         -----    ----                  ----
  Fair value at end-of-year                                        140           141      --                    --
                                                                 -----         -----    ----                  ----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                                       117            92      19                    22
Interest cost                                                        7             6       1                     1
Plan participants' contributions                                    --            --       1                     1
Actuarial gains                                                     --            (3)     (4)                   (3)
Benefits paid                                                       (8)           (7)     (3)                   (2)
Purchase accounting adjustments                                     --            29      --                    --
                                                                 -----         -----    ----                  ----
  Balance at end-of-year                                           116           117      14                    19
                                                                 -----         -----    ----                  ----
    Funded status of the plans                                   $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                                     $  25         $  25    $ --                  $ --
Other liabilities                                                   (1)           (1)    (14)                  (19)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                                  $   8         $  (2)   $ (4)                 $ (2)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $   8         $  (2)   $ (4)                 $ (2)
                                                                 =====         =====    ====                  ====
WEIGHTED-AVERAGE ASSUMPTIONS
Weighted-average discount rate                                    6.00%         5.75%   6.00%                 5.75%
Expected return on plan assets                                    8.00%         8.00%   0.00%                 0.00%

RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                          4.00%         4.00%   4.00%                 4.00%

We use December 31 as the measurement date for the pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. LNC reevaluates this assumption at an interim date each plan year. For 2008, the expected return on plan assets for the pension plan will be 8%. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12% for 2007. It further assumes the rate will gradually decrease to 5% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have an immaterial effect on accumulated postretirement benefit obligations and total service and interest cost components.

Information for our pension plans with accumulated benefit obligations in excess of plan assets (in millions) was as follows:

                                                                                AS OF DECEMBER 31,
                                                                                ------------------
                                                                                2007          2006
                                                                                ----          ----
Accumulated benefit obligation                                                  $ 1           $ 1
Projected benefit obligation                                                      1             1
Fair value of plan assets(1)                                                     --            --

----------
(1)  The plan is unfunded.

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 PENSION BENEFITS     OTHER POSTRETIREMENT BENEFITS
                                               ---------------------  ------------------------------
                                               2007     2006    2005  2007        2006          2005
                                               ----     ----    ----  ----        ----          ----
Interest cost                                  $  7     $ 6     $ 5   $ 1         $  1          $  1
Expected return on plan assets                  (11)     (9)     (6)   --           --            --
Recognized net actuarial (gain) loss             --       1       1    (1)          --            --
                                               ----     ----    ----  ----        ----          ----
  Net periodic benefit expense (recovery)      $ (4)    $(2)    $ --  $ --        $  1          $  1
                                               ====     ===     ====  ====        ====          ====

LNC maintains a defined contribution plan for its U.S. financial planners and advisors ("agents"), including those of LNL. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNC assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees.

Contributions to this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNC agents. The combined expenses for these plans were $4 million for the year ended December 31, 2007 and $3 million for the years ended December 31, 2006 and 2005. These expenses reflect both the contribution as well as changes in the measurement of the liabilities under these plans.

PLAN ASSETS

Our pension plan asset allocations by asset category (in millions) based on estimated fair values were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2007         2006
                                        ----         ----
Equity securities                        52%          66%
Fixed income securities                  48%          32%
Cash and cash equivalents                 0%           2%
                                        ----         ----
  Total plan asset allocations          100%         100%
                                        ====         ====

The primary investment objective of our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made using the following asset classes: domestic and international equity, fixed income securities, real estate and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                            WEIGHTING RANGE
                                            ---------------
                                            TARGET    RANGE
                                            ------    -----
Domestic large cap equity                    35%     30%-40%
International equity                         15%     10%-20%
Fixed income                                 50%     45%-55%
Cash equivalents                              0%      0%-5%

Within the broad ranges provided above, we currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap growth (15%), large cap value (15%) and small cap (5%). Fixed income allocations are weighted between core fixed income and long term bonds to track changes in the plan's liability duration. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices:
Russell 1000, Europe, Australia and Far East, Lehman Aggregate and Citi-group 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan target allocations. LNC reevaluates this assumption at an interim date each plan year.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During 2007, the management of the equity portion of the plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

LNC does not expect to contribute to the qualified defined benefit pension plans in 2008. LNC expects to fund approximately the following amounts (in millions) for benefit payments for LNC's unfunded non-qualified defined benefit plan and postretirement benefit plan:

                              PENSION PLANS                         POSTRETIREMENT PLANS
                    -------------------------------            ------------------------------
                      NON-
                    QUALIFIED                                                         NOT
                     DEFINED             REFLECTING                                REFLECTING
                     BENEFIT              MEDICARE             MEDICARE             MEDICARE
                     PENSION               PART D               PART D               PART D
                      PLANS               SUBSIDY              SUBSIDY              SUBSIDY
                    ---------            ----------            --------            ----------
2008                  $ --                  $1                  $(1)                  $2
2009                    --                   1                   (1)                   2
2010                    --                   1                   (1)                   2
2011                    --                   1                   (1)                   2
2012                    --                   1                   (1)                   2
Thereafter              --                   6                   (1)                   7

401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC also sponsors contributory defined contribution plans for eligible U.S. employees and agents, including those of LNL. These plans include 401(k) plans and defined contribution money purchase plans for eligible agents of the former Jefferson-Pilot. LNC's contribution to both the employees' and agents' 401(k) plans, excluding the former Jefferson-Pilot agents, is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, LNC's contributions to the employees' 401(k) plan on behalf of the former Jefferson-Pilot employees were the same as the contribution provided to eligible Lincoln participants. LNC's contributions to the agents' 401(k) Plan on behalf of the former Jefferson-Pilot agents is equal to 10% of each participant's pre-tax contributions, not to exceed 6% of eligible compensation. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with LNC's announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to their employees' 401(k) plan effective January 1, 2008. For all participants, including those of LNL, a number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for legacy LNC employees and a minimum 5-year service requirement for former Jefferson-Pilot employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

The Jefferson-Pilot Life Insurance Company Agents' Retirement Plan is a money purchase plan for eligible agents that provides for an employer contribution equal to 5% of a participant's eligible compensation.

Expense for the 401(k) and profit sharing plans was $31 million, $22 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

DEFERRED COMPENSATION PLANS
LNC sponsors the DC SERP for certain U.S. employees, including those of LNL, and deferred compensation plans for certain agents, including those of LNL. Plan participants may elect to defer payment of a portion of their compensation as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of LNC's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans was $11 million, $17 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively. These expenses reflect both our employer matching contributions of $1 million, $4 million and $3 million, respectively, as well as increases in the measurement of our liabilities net of the total return swap, described in Note 5, under these plans of $10 million, $13 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plans.

LNC also sponsors a deferred compensation plan for certain eligible agents, including those of LNL. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant.

As a result of the merger with Jefferson-Pilot, LNC also sponsors a deferred compensation plan for former agents of Jefferson-Pilot. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plan. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC does not make matching contributions to this plan, and LNC stock is not an investment option of the plan.

LNC also sponsors a deferred compensation plan for certain former agents of Jefferson-Pilot that participate in the Jefferson-Pilot Life Insurance Company Agents' Retirement Plan. The Plan provides for company contributions equal to 5% of eligible compensation for earnings in excess of the limits imposed by the Federal government.

The total liabilities associated with the employee and agent plans were $137 million and $158 million as of December 31, 2007 and 2006, respectively.

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17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                          -------------------
                                                           2007  2006   2005
                                                           ----  ----   ----
Stock options                                              $ 10  $  3   $ --
Shares                                                        3    19     14
Cash awards                                                  --     1      1
SARs                                                          5    (1)     2
Restricted stock                                              6     1      1
                                                           ----  ----   ----
  Total stock-based incentive compensation expense         $ 24  $ 23   $ 18
                                                           ====  ====   ====
Recognized tax benefit                                     $  8  $  8   $  6

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18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the insurance departments of LNL and LLANY's states of domicile. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis. Statutory net income was $971 million, $299 million and $544 million for the years ended December 31, 2007, 2006 and 2005. The increase in statutory net income from 2006 to 2007 was driven primarily by two factors. The first factor was the release of statutory reserves as a result of the merger of JPL and JPFIC into LNL as described in
Note 1. The second factor was an internal transfer of ownership of FPP from LNL to our parent company, LNC, as referenced in Note 1. As a result of this transfer, we recognized a realized gain for the cumulative unrealized gain of our investment in FPP as the date of the transfer. Statutory capital and surplus was $5.1 billion and $3.0 billion as of December 31, 2007 and 2006, respectively.

LNL is domiciled in Indiana. The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. We calculate reserves on universal life policies based on the Indiana universal life method, which caused statutory surplus to be higher than NAIC statutory surplus by $246 million and $227 million as of December 31, 2007 and 2006, respectively. We are also permitted by Indiana to use a more conservative valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $14 million as of December 31, 2007 and 2006. A new statutory reserving standard, Actuarial Guideline VACARVM, is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to higher benefit reserves, lower risk-based capital ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Generally, these restrictions pose no short-term liquidity concerns for the holding company. For example, under Indiana laws and regulations, we may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, exceed the statutory limitation.

The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner; or (ii) the insurer's statutory net gain from operations for the previous twelve months. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $144 million, $568 million and $200 million to LNC during the years ended December 31, 2007, 2006 and 2005, respectively, which did not require prior approval of the Commissioner. In addition, we paid cash dividends of $626 million and a non-cash dividend of $292 million (attributable to the FPP dividend) in 2007 after approval was received from the Commissioner. Based upon anticipated ongoing positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of approximately $895 million in 2008 without prior approval from the Commissioner.

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19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SHORT-TERM AND LONG-TERM DEBT

Fair values for our senior notes and capital securities are based on quoted market prices or estimated using discounted cash flow analysis based on our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. Fair values for junior subordinated debentures issued to affiliated trusts are based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), limited partnerships, mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying Consolidated Balance Sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                   AS OF DECEMBER 31,
                                                                        -----------------------------------------
                                                                                2007                 2006
                                                                        ------------------    -------------------
                                                                        CARRYING     FAIR     CARRYING     FAIR
                                                                          VALUE      VALUE      VALUE      VALUE
                                                                        --------   --------   --------   --------
ASSETS
Available-for-sale securities:
  Fixed maturities                                                      $ 53,405   $ 53,405   $ 54,697   $ 54,697
  Equity                                                                     134        134        218        218
Trading securities                                                         2,533      2,533      2,820      2,820
Mortgage loans on real estate                                              7,117      7,291      7,344      7,530
Derivative instruments                                                       172        172        245        245
Other investments                                                            986        986        783        783
Cash and invested cash                                                     1,395      1,395      1,762      1,762
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts                          (21,173)   (20,515)   (28,628)   (28,605)
  Remaining guaranteed interest and similar contracts                       (619)      (619)      (668)      (668)
  Embedded derivative instruments -- living benefits (liabilities)
    contra liabilities                                                      (229)      (229)        52         52
Reinsurance related derivative liability                                    (211)      (211)      (218)      (218)
Short-term debt                                                             (173)      (173)       (21)       (21)
Long-term debt                                                            (1,675)    (1,569)    (1,439)    (1,394)
OFF-BALANCE-SHEET
Guarantees                                                                    --         (2)        --         (3)
Investment commitments                                                        --         --         --     (1,308)

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20. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Annuities segment also offers broker-dealer services. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and survivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses), along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re. Other Operations also includes the eliminations of intercompany transactions.

Segment operating revenues and income (loss) from operations are internal measures used by our management to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses and the amortization of deferred gain arising from reserve development on business sold through reinsurance. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses, losses on early retirement of debt and reserve development net of related amortization on business sold through reinsurance. Our management and Board of Directors believe that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                                       $ 2,237   $ 1,914   $ 1,309
    Life Insurance                                    3,696     3,178     1,840
                                                    -------   -------   -------
      Total Individual Markets                        5,933     5,092     3,149
                                                    -------   -------   -------
  Employer Markets:
    Retirement Products                               1,423     1,356     1,168
    Group Protection                                  1,500     1,032        --
                                                    -------   -------   -------
      Total Employer Markets                          2,923     2,388     1,168
                                                    -------   -------   -------
  Other Operations                                      285       310       309
Realized loss(1)                                       (112)       (2)      (16)
Amortization of deferred gain on indemnity
  reinsurance related to reserve developments             9         1         1
                                                    -------   -------   -------
      Total revenues                                $ 9,038   $ 7,789   $ 4,611
                                                    =======   =======   =======

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                  2007      2006     2005
                                                                -------   -------   -----
NET INCOME
Operating income:
  Individual Markets:
    Annuities                                                   $   401   $   323   $ 197
    Life Insurance                                                  623       470     238
                                                                -------   -------   -----
      Total Individual Markets                                    1,024       793     435
                                                                -------   -------   -----
Employer Markets:
  Retirement Products                                               225       249     206
  Group Protection                                                  114        99      --
                                                                -------   -------   -----
      Total Employer Markets                                        339       348     206
                                                                -------   -------   -----
  Other Operations                                                  (45)       20      12
Realized loss(1)                                                    (72)       (1)    (10)
Reserve development, net of related amortization on
  business sold through indemnity reinsurance                        (7)        1       1
                                                                -------   -------   -----
    Net income                                                  $ 1,239   $ 1,161   $ 644
                                                                =======   =======   =====

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      2007    2006     2005
                                                     ------  ------  ------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                          $1,028  $1,033  $  608
  Life Insurance                                      1,762   1,502     907
                                                     ------  ------  ------
    Total Individual Markets                          2,790   2,535   1,515
                                                     ------  ------  ------
Employer Markets:
  Retirement Products                                 1,100   1,054     892
  Group Protection                                      115      80      --
                                                     ------  ------  ------
    Total Employer Markets                            1,215   1,134     892
                                                     ------  ------  ------
Other Operations                                        183     200     185
                                                     ------  ------  ------
      Total net investment income                    $4,188  $3,869  $2,592
                                                     ======  ======  ======

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                            -------------------
                                                                             2007  2006  2005
                                                                             ----  ----  -----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                                  $337  $316  $ 183
  Life Insurance                                                              467   436    259
                                                                             ----  ----  -----
    Total Individual Markets                                                  804   752    442
                                                                             ----  ----  -----
Employer Markets:
  Retirement Products                                                         112    84     63
  Group Protection                                                             31    16     --
                                                                             ----  ----  -----
    Total Employer Markets                                                    143   100     63
                                                                             ----  ----  -----
Other Operations                                                               --     1     (1)
                                                                             ----  ----  -----
      Total amortization of DAC and VOBA                                     $947  $853  $ 504
                                                                             ====  ====  =====

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                      -------------------
                                                                       2007   2006   2005
                                                                      -----   ----  -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Individual Markets:
  Annuities                                                           $ 114   $ 46  $  40
  Life Insurance                                                        317    235    115
                                                                      -----   ----  -----
    Total Individual Markets                                            431    281    155
                                                                      -----   ----  -----
Employer Markets:
  Retirement Products                                                    90     97     80
  Group Protection                                                       61     53     --
                                                                      -----   ----  -----
     Total Employer Markets                                             151    150     80
                                                                      -----   ----  -----
Other Operations                                                        (35)    29     (6)
Realized loss                                                           (39)    --     (6)
Loss on early retirement of debt                                         --     --     --
Amortization of deferred gain on idemnity reinsurance
  related to reserve developments                                        (4)    --     --
                                                                      -----   ----  -----
      Total income tax expense                                        $ 504   $460   $223
                                                                      =====   ====   ====

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2007      2006
                                     --------  --------
ASSETS
Individual Markets:
  Annuities                          $ 81,112  $ 70,736
  Life Insurance                       40,780    42,177
                                     --------  --------
    Total Individual Markets          121,892   112,913
                                     --------  --------
Employer Markets:
  Retirement Products                  38,271    37,274
  Group Protection                      1,471     1,849
                                     --------  --------
    Total Employer Markets             39,742    39,123
                                     --------  --------
Other Operations                       12,692    12,780
                                     --------  --------
    Total assets                     $174,326  $164,816
                                     ========  ========

--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2007 and 2006 include our participation in a cash management agreement with LNC of $420 million and $389 million, respectively. Related investment income was $30 million, $14 million and $6 million in 2007, 2006 and 2005, respectively. Short-term debt represents notes payable to LNC of $18 million and $21 million at December 31, 2007 and 2006, respectively. Total interest expense for this short-term debt was $1 million, $2 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively. As shown in Note 12, LNC supplied funding to us totaling $1.7 billion in 2007 and $1.4 billion in 2006, in exchange for notes. The interest expense on these notes was $96 million, $84 million and $78 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales. This resulted in net payments of $99 million, $59 million and $122 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Consolidated Balance Sheets, was $10 million and $8 million as of December 31, 2007 and 2006, respectively.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products. As a result, we received fees of $62 million, $36 million and $41 million from DMH for transfer pricing in 2007, 2006, and 2005.

DMH is responsible for the management of our general account investments. We paid fees of $38 million, $57 million and $72 million for the years ended December 31, 2007, 2006 and 2005, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Consolidated Statements of Income.

We cede and accept reinsurance from affiliated companies. As discussed in Note 8, we cede certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. The caption insurance premiums, on the accompanying Consolidated Statements of Income, was reduced for premiums paid on these contracts for the years ended December 31, 2007, 2006 and 2005 by $308 million, $234 million and $219 million, respectively. Future contract benefits on the accompanying Consolidated Balance Sheets have been reduced by $1.3 billion and $1.1 billion as of December 31, 2007 and 2006, respectively.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.4 billion and $1.1 billion at December 31, 2007 and 2006, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

22. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow data (in millions):

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                      -------------------------
                                                                        2007      2006     2005
                                                                      -------   --------   ----
Interest paid                                                         $   104   $     85   $59
Income taxes paid                                                         194        310    75
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and
      invested cash)                                                  $    41   $ 37,356   $--
    Fair value of liabilities assumed                                     (50)   (30,424)   --
                                                                      -------   --------   ----
      Total purchase price                                            $    (9)  $  6,932   $--
                                                                      =======   ========   ====

  Dividend of FPP:
    Carrying value of assets (includes cash and invested cash)        $ 2,772   $     --   $--
    Carrying value of liabilities                                      (2,280)        --    --
                                                                      -------   --------   ----
       Total dividend of FPP                                          $   492   $     --   $--
                                                                      =======   ========   ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes. Also, as discussed in Note 2 of the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2008

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                              CONTRACT                    CONTRACT     GUARANTEE
                                                             PURCHASES                  REDEMPTIONS     CHARGES
                                                              DUE FROM                     DUE TO      PAYABLE TO
                                                            THE LINCOLN                 THE LINCOLN   THE LINCOLN
                                                              NATIONAL                    NATIONAL      NATIONAL
                                                                LIFE                        LIFE          LIFE
                                                             INSURANCE       TOTAL       INSURANCE     INSURANCE        NET
SUBACCOUNT                                    INVESTMENTS     COMPANY        ASSETS       COMPANY       COMPANY        ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIPT Trend                           $ 4,567,035      $   --     $ 4,567,035      $   62        $  258     $ 4,566,715
Delaware VIPT Value                             3,414,585         811       3,415,396          --           192       3,415,204
Lincoln VIPT Delaware Bond                      3,065,804       1,044       3,066,848          --           171       3,066,677
Lincoln VIPT Delaware Growth and Income        19,732,057       1,860      19,733,917          --         1,110      19,732,807
Lincoln VIPT Delaware Managed                   4,234,296          --       4,234,296       2,011           237       4,232,048
Lincoln VIPT Delaware Social Awareness         14,781,705         749      14,782,454          --           830      14,781,624
Lincoln VIPT Delaware Special Opportunities    13,082,456       2,809      13,085,265          --           735      13,084,530
Lincoln VIPT FI Equity-Income                  13,633,829       1,851      13,635,680          --           765      13,634,915
Lincoln VIPT Janus Capital Appreciation        12,341,098       3,745      12,344,843          --           693      12,344,150
Lincoln VIPT Mondrian International Value      13,002,023       2,182      13,004,205          --           729      13,003,476
Lincoln VIPT Money Market                       1,299,885          --       1,299,885          19            73       1,299,793
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                               6,756,456       2,463       6,758,919          --           380       6,758,539
Lincoln VIPT UBS Global Asset Allocation        3,136,964          --       3,136,964       1,982           176       3,134,806

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2005, 2006 AND 2007

                                                  DIVIDENDS   MORTALITY AND
                                                     FROM        EXPENSE          NET
                                                  INVESTMENT    GUARANTEE     INVESTMENT
SUBACCOUNT                                         INCOME        CHARGES     INCOME (LOSS)
------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
   Delaware VIPT Global Bond                       $111,755     $  (4,908)      $106,847
   Delaware VIPT Trend                                   --       (33,100)       (33,100)
   Delaware VIPT Value                               39,665       (16,725)        22,940
   Lincoln VIPT T. Rowe Price Structured Mid-Cap
      Growth                                             --       (43,797)       (43,797)
   Lincoln VIPT Delaware Bond                       146,285       (24,033)       122,252
   Lincoln VIPT Janus Capital Appreciation           28,045       (76,360)       (48,315)
   Lincoln VIPT FI Equity-Income                    158,927       (95,663)        63,264
   Lincoln VIPT UBS Global Asset Allocation          37,484       (20,643)        16,841
   Lincoln VIPT Delaware Growth and Income          262,721      (136,027)       126,694
   Lincoln VIPT Mondrian International Value        191,750       (61,456)       130,294
   Lincoln VIPT Delaware Managed                    103,522       (29,753)        73,769
   Lincoln VIPT Money Market                         23,859        (5,931)        17,928
   Lincoln VIPT Delaware Social Awareness           121,793       (98,250)        23,543
   Lincoln VIPT Delaware Special Opportunities      136,013       (79,356)        56,657

YEAR ENDED DECEMBER 31, 2006
   Delaware VIPT Global Bond                       $ 11,421     $  (3,695)      $  7,726
   Delaware VIPT Trend                                   --       (31,937)       (31,937)
   Delaware VIPT Value                               43,760       (20,026)        23,734
   Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                                --       (45,054)       (45,054)
   Lincoln VIPT Delaware Bond                       139,160       (22,118)       117,042
   Lincoln VIPT Janus Capital Appreciation           20,038       (74,130)       (54,092)
   Lincoln VIPT FI Equity-Income                    180,095       (95,125)        84,970
   Lincoln VIPT UBS Global Asset Allocation          40,713       (21,162)        19,551
   Lincoln VIPT Delaware Growth and Income          247,950      (136,917)       111,033
   Lincoln VIPT Mondrian International Value        325,994       (73,863)       252,131
   Lincoln VIPT Delaware Managed                    103,638       (29,803)        73,835
   Lincoln VIPT Money Market                         36,086        (5,393)        30,693
   Lincoln VIPT Delaware Social Awareness           133,350      (103,653)        29,697
   Lincoln VIPT Delaware Special Opportunities      163,314       (87,893)        75,421

YEAR ENDED DECEMBER 31, 2007
   Delaware VIPT Global Bond                       $ 48,608     $    (682)      $ 47,926
   Delaware VIPT Trend                                   --       (30,796)       (30,796)
   Delaware VIPT Value                               63,001       (26,490)        36,511
   Lincoln VIPT Delaware Bond                       149,616       (20,788)       128,828
   Lincoln VIPT Delaware Growth and Income          239,271      (141,370)        97,901
   Lincoln VIPT Delaware Managed                    104,356       (29,889)        74,467
   Lincoln VIPT Delaware Social Awareness           132,162      (107,308)        24,854
   Lincoln VIPT Delaware Special Opportunities      131,486       (95,329)        36,157
   Lincoln VIPT FI Equity-Income                    168,985       (97,566)        71,419
   Lincoln VIPT Janus Capital Appreciation           31,624       (78,658)       (47,034)
   Lincoln VIPT Mondrian International Value        257,241       (88,576)       168,665
   Lincoln VIPT Money Market                         59,280        (8,318)        50,962
   Lincoln VIPT T. Rowe Price Structured Mid-Cap
      Growth                                             --       (46,263)       (46,263)
   Lincoln VIPT UBS Global Asset Allocation          53,737       (21,591)        32,146

See accompanying notes.

                                                                    DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                       FROM          TOTAL       IN UNREALIZED      (DECREASE)
                                                   NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                   GAIN (LOSS)       GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                        ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
   Delaware VIPT Global Bond                        $  (9,684)     $   13,232     $    3,548      $  (181,296)     $  (70,901)
   Delaware VIPT Trend                                 44,732              --         44,732          188,270         199,902
   Delaware VIPT Value                                 34,859              --         34,859           76,561         134,360
   Lincoln VIPT T. Rowe Price Structured Mid-Cap
      Growth                                         (315,384)             --       (315,384)         911,328         552,147
   Lincoln VIPT Delaware Bond                          16,079          35,197         51,276         (106,145)         67,383
   Lincoln VIPT Janus Capital Appreciation           (212,753)             --       (212,753)         609,718         348,650
   Lincoln VIPT FI Equity-Income                       97,154         458,180        555,334         (114,417)        504,181
   Lincoln VIPT UBS Global Asset Allocation               273          83,949         84,222           76,825         177,888
   Lincoln VIPT Delaware Growth and Income           (250,186)             --       (250,186)       1,058,714         935,222
   Lincoln VIPT Mondrian International Value          156,796              --        156,796          737,353       1,024,443
   Lincoln VIPT Delaware Managed                       (6,528)             --         (6,528)          96,720         163,961
   Lincoln VIPT Money Market                               --              --             --               --          17,928
   Lincoln VIPT Delaware Social Awareness             (71,253)             --        (71,253)       1,597,529       1,549,819
   Lincoln VIPT Delaware Special Opportunities        227,038         380,377        607,415          971,515       1,635,587

YEAR ENDED DECEMBER 31, 2006
   Delaware VIPT Global Bond                        $ (39,605)     $   17,532     $  (22,073)     $    27,042      $   12,695
   Delaware VIPT Trend                                164,484              --        164,484          164,097         296,644
   Delaware VIPT Value                                 57,955          57,902        115,857          490,282         629,873
   Lincoln VIPT T. Rowe Price Structured Mid-Cap     (151,588)             --       (151,588)         733,115         536,473
   Growth
   Lincoln VIPT Delaware Bond                           2,527              --          2,527            6,610         126,179
   Lincoln VIPT Janus Capital Appreciation            (55,805)             --        (55,805)       1,030,532         920,635
   Lincoln VIPT FI Equity-Income                      110,892       1,109,357      1,220,249           90,904       1,396,123
   Lincoln VIPT UBS Global Asset Allocation            28,015         151,098        179,113          203,550         402,214
   Lincoln VIPT Delaware Growth and Income           (141,919)             --       (141,919)       2,245,902       2,215,016
   Lincoln VIPT Mondrian International Value          373,700              --        373,700        2,156,390       2,782,221
   Lincoln VIPT Delaware Managed                       21,337              --         21,337          310,912         406,084
   Lincoln VIPT Money Market                               --              --             --               --          30,693
   Lincoln VIPT Delaware Social Awareness              86,553              --         86,553        1,556,893       1,673,143
   Lincoln VIPT Delaware Special Opportunities        418,590         468,188        886,778          874,859       1,837,058

YEAR ENDED DECEMBER 31, 2007
   Delaware VIPT Global Bond                        $ (99,032)     $       --     $  (99,032)     $    53,932      $    2,826
   Delaware VIPT Trend                                167,222          30,127        197,349          245,515         412,068
   Delaware VIPT Value                                154,843          99,440        254,283         (402,501)       (111,707)
   Lincoln VIPT Delaware Bond                           6,552              --          6,552            3,711         139,091
   Lincoln VIPT Delaware Growth and Income            132,548              --        132,548          880,192       1,110,641
   Lincoln VIPT Delaware Managed                       39,588          97,778        137,366          (43,487)        168,346
   Lincoln VIPT Delaware Social Awareness             272,928              --        272,928           92,779         390,561
   Lincoln VIPT Delaware Special Opportunities        454,116         978,801      1,432,917       (1,011,665)        457,409
   Lincoln VIPT FI Equity-Income                      119,024       1,329,600      1,448,624         (994,140)        525,903
   Lincoln VIPT Janus Capital Appreciation            144,907              --        144,907        1,973,724       2,071,597
   Lincoln VIPT Mondrian International Value          538,595         333,207        871,802          268,035       1,308,502
   Lincoln VIPT Money Market                               --              --             --               --          50,962
   Lincoln VIPT T. Rowe Price Structured Mid-Cap
      Growth                                          (12,145)             --        (12,145)         869,416         811,008
   Lincoln VIPT UBS Global Asset Allocation            45,090         146,601        191,691          (49,905)        173,932

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2005, 2006 AND 2007

                                                                             LINCOLN
                                     DELAWARE     DELAWARE     DELAWARE       VIPT
                                       VIPT         VIPT         VIPT       DELAWARE
                                   GLOBAL BOND      TREND       VALUE         BOND
                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005       $ 769,057   $ 5,543,752  $ 2,268,479  $ 3,739,795
Changes From Operations:
   - Net investment income (loss)     106,847       (33,100)      22,940      122,252
   - Net realized gain (loss) on
     investments                        3,548        44,732       34,859       51,276
   - Net change in unrealized
     appreciation or depreciation
     on investments                  (181,296)      188,270       76,561     (106,145)
                                    ---------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                         (70,901)      199,902      134,360       67,383
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases               163,887       596,400      732,669      624,943
   - Contract withdrawals            (221,807)   (1,441,671)    (522,344)    (926,792)
                                    ---------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       (57,920)     (845,271)     210,325     (301,849)
                                    ---------   -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                            (128,821)     (645,369)     344,685     (234,466)
                                    ---------   -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2005       640,236     4,898,383    2,613,164    3,505,329
Changes From Operations:
   - Net investment income (loss)       7,726       (31,937)      23,734      117,042
   - Net realized gain (loss)
     on investments                   (22,073)      164,484      115,857        2,527
   - Net change in unrealized
     appreciation on investments       27,042       164,097      490,282        6,610
                                    ---------   -----------  -----------  -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS           12,695       296,644      629,873      126,179
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases               174,409       795,079      983,642      519,130
   - Contract withdrawals            (344,601)   (1,517,600)    (551,573)    (993,847)
                                    ---------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                      (170,192)     (722,521)     432,069     (474,717)
                                    ---------   -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                            (157,497)     (425,877)   1,061,942     (348,538)
                                    ---------   -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2006       482,739     4,472,506    3,675,106    3,156,791
Changes From Operations:
   - Net investment income (loss)      47,926       (30,796)      36,511      128,828
   - Net realized gain (loss)
     on investments                   (99,032)      197,349      254,283        6,552
   - Net change in unrealized
     appreciation on investments       53,932       245,515     (402,501)       3,711
                                    ---------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS                      2,826       412,068     (111,707)     139,091
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                57,590       746,542      932,492      819,868
   - Contract withdrawals            (543,155)   (1,064,401)  (1,080,687)  (1,049,073)
                                    ---------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                      (485,565)     (317,859)    (148,195)    (229,205)
                                    ---------   -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                            (482,739)       94,209     (259,902)     (90,114)
                                    ---------   -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2007     $      --   $ 4,566,715  $ 3,415,204  $ 3,066,677
                                    =========   ===========  ===========  ===========

See accompanying notes.

                                     LINCOLN                  LINCOLN       LINCOLN                       LINCOLN
                                       VIPT       LINCOLN       VIPT          VIPT                         VIPT
                                     DELAWARE      VIPT       DELAWARE     DELAWARE        LINCOLN         JANUS
                                    GROWTH AND   DELAWARE      SOCIAL       SPECIAL        VIPT FI        CAPITAL
                                      INCOME      MANAGED     AWARENESS  OPPORTUNITIES  EQUITY-INCOME  APPRECIATION
                                    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005      $20,439,802  $4,323,133  $14,438,800   $10,954,570    $14,814,688   $12,185,172
Changes From Operations:
   - Net investment income (loss)      126,694      73,769       23,543        56,657         63,264       (48,315)
   - Net realized gain (loss) on
     investments                      (250,186)     (6,528)     (71,253)      607,415        555,334      (212,753)
   - Net change in unrealized
     appreciation or depreciation
     on investments                  1,058,714      96,720    1,597,529       971,515       (114,417)      609,718
                                   -----------  ----------  -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          935,222     163,961    1,549,819     1,635,587        504,181       348,650
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases              2,341,107     513,120    1,793,259     1,937,209      1,587,435     1,463,275
   - Contract withdrawals           (3,544,860)   (574,677)  (2,716,212)   (2,052,338)    (2,857,579)   (2,903,893)
                                   -----------  ----------  -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                     (1,203,753)    (61,557)    (922,953)     (115,129)    (1,270,144)   (1,440,618)
                                   -----------  ----------  -----------   -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             (268,531)    102,404      626,866     1,520,458       (765,963)   (1,091,968)
                                   -----------  ----------  -----------   -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2005     20,171,271   4,425,537   15,065,666    12,475,028     14,048,725    11,093,204
Changes From Operations:
   - Net investment income (loss)      111,033      73,835       29,697        75,421         84,970       (54,092)
   - Net realized gain (loss)
     on investments                   (141,919)     21,337       86,553       886,778      1,220,249       (55,805)
   - Net change in unrealized
     appreciation on investments     2,245,902     310,912    1,556,893       874,859         90,904     1,030,532
                                   -----------  ----------  -----------   -----------    -----------   -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS         2,215,016     406,084    1,673,143     1,837,058      1,396,123       920,635
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases              2,179,677     450,071    1,604,384     1,660,060      1,393,491     1,413,260
   - Contract withdrawals           (3,864,636)   (964,042)  (2,592,387)   (2,469,401)    (2,746,567)   (2,473,543)
                                   -----------  ----------  -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                     (1,684,959)   (513,971)    (988,003)     (809,341)    (1,353,076)   (1,060,283)
                                   -----------  ----------  -----------   -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              530,057    (107,887)     685,140     1,027,717         43,047      (139,648)
                                   -----------  ----------  -----------   -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2006     20,701,328   4,317,650   15,750,806    13,502,745     14,091,772    10,953,556
Changes From Operations:
   - Net investment income (loss)       97,901      74,467       24,854        36,157         71,419       (47,034)
   - Net realized gain (loss)
     on investments                    132,548     137,366      272,928     1,432,917      1,448,624       144,907
   - Net change in unrealized
     appreciation on investments       880,192     (43,487)      92,779    (1,011,665)      (994,140)    1,973,724
                                   -----------  ----------  -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS                   1,110,641     168,346      390,561       457,409        525,903     2,071,597
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases              1,951,984     448,064    1,425,309     1,493,072      1,381,271     1,605,490
   - Contract withdrawals           (4,031,146)   (702,012)  (2,785,052)   (2,368,696)    (2,364,031)   (2,286,493)
                                   -----------  ----------  -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                     (2,079,162)   (253,948)  (1,359,743)     (875,624)      (982,760)     (681,003)
                                   -----------  ----------  -----------   -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             (968,521)    (85,602)    (969,182)     (418,215)      (456,857)    1,390,594
                                   -----------  ----------  -----------   -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2007    $19,732,807  $4,232,048  $14,781,624   $13,084,530    $13,634,915   $12,344,150
                                   ===========  ==========  ===========   ===========    ===========   ===========

                                                                    LINCOLN
                                       LINCOLN                       VIPT
                                        VIPT          LINCOLN    T. ROWE PRICE      LINCOLN
                                      MONDRIAN         VIPT        STRUCTURED      VIPT UBS
                                    INTERNATIONAL      MONEY        MID-CAP      GLOBAL ASSET
                                        VALUE         MARKET         GROWTH       ALLOCATION
                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005        $ 8,832,705    $1,041,798    $ 6,792,097     $3,109,002
Changes From Operations:
   - Net investment income (loss)        130,294        17,928        (43,797)        16,841
   - Net realized gain (loss) on
     investments                         156,796            --       (315,384)        84,222
   - Net change in unrealized
     appreciation or depreciation
     on investments                      737,353            --        911,328         76,825
                                     -----------    ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS                     1,024,443        17,928        552,147        177,888
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                1,480,479       304,688        942,656        407,583
   - Contract withdrawals             (1,669,082)     (496,905)    (1,596,328)      (635,227)
                                     -----------    ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         (188,603)     (192,217)      (653,672)      (227,644)
                                     -----------    ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                835,840      (174,289)      (101,525)       (49,756)
                                     -----------    ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2005        9,668,545       867,509      6,690,572      3,059,246
Changes From Operations:
   - Net investment income (loss)        252,131        30,693        (45,054)        19,551
   - Net realized gain (loss)
     on investments                      373,700            --       (151,588)       179,113
   - Net change in unrealized
     appreciation on investments       2,156,390            --        733,115        203,550
                                     -----------    ----------    -----------     ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS           2,782,221        30,693        536,473        402,214
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                2,136,793       470,665        852,893        406,824
   - Contract withdrawals             (2,299,941)     (645,978)    (1,516,990)      (722,502)
                                     -----------    ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         (163,148)     (175,313)      (664,097)      (315,678)
                                     -----------    ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              2,619,073      (144,620)      (127,624)        86,536
                                     -----------    ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2006       12,287,618       722,889      6,562,948      3,145,782
Changes From Operations:
   - Net investment income (loss)        168,665        50,962        (46,263)        32,146
   - Net realized gain (loss)
     on investments                      871,802            --        (12,145)       191,691
   - Net change in unrealized
     appreciation on investments         268,035            --        869,416        (49,905)
                                     -----------    ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
      OPERATIONS                       1,308,502        50,962        811,008        173,932
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                1,828,141     1,509,940        974,230        456,578
   - Contract withdrawals             (2,420,785)     (983,998)    (1,589,647)      (641,486)
                                     -----------    ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         (592,644)      525,942       (615,417)      (184,908)
                                     -----------    ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                715,858       576,904        195,591        (10,976)
                                     -----------    ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2007      $13,003,476    $1,299,793    $ 6,758,539     $3,134,806
                                     ===========    ==========    ===========     ==========

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account K (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission, under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced investment activity on May 17, 1994, are part of the operations of the Company. The Variable Account only offers one product (Multi-Fund(R) Variable Life) at one fee rate.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of the Company. During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company merged into The Lincoln National Life Insurance Company. The merger did not affect the assets and liabilities of Lincoln Life Flexible Premium Variable Life Account K.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of thirteen mutual funds (the Funds) of two diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

Delaware VIP Trust (Delaware VIPT)*:
     Delaware VIPT Trend Series
     Delaware VIPT Value Series

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
     Lincoln VIPT Delaware Bond
     Lincoln VIPT Delaware Growth and Income
     Lincoln VIPT Delaware Managed
     Lincoln VIPT Delaware Social Awareness
     Lincoln VIPT Delaware Special Opportunities
     Lincoln VIPT FI Equity-Income
     Lincoln VIPT Janus Capital Appreciation
     Lincoln VIPT Mondrian International Value
     Lincoln VIPT Money Market
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
     Lincoln VIPT UBS Global Asset Allocation

*    Denotes an affiliate of The Lincoln National Life Insurance Company.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2007 the following funds changed their names:

PREVIOUS FUND NAME                         NEW FUND NAME
----------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Fund                     Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund        Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Managed Fund                  Lincoln VIPT Delaware Managed Fund
Lincoln VIPT Social Awareness Fund         Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Special Opportunities Fund    Lincoln VIPT Delaware Special Opportunities Fund
Lincoln VIPT Equity-Income Fund            Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Capital Appreciation Fund     Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund            Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund        Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Global Asset Allocation Fund  Lincoln VIPT UBS Global Asset Allocation Fund

During 2007, the Delaware VIPT Global Bond Series ceased to be available as an investment option to Variable Account Contract owners.

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are charged daily to the Variable Account by the Company for a mortality and expense risk charge at a current annual rate of .68% of the average daily net asset value of the Variable Account. These charges are made in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Prior to allocation of net premiums to the Variable Account, premiums paid are reduced by a percent of premium charge equal to 3.95% of each premium payment to cover the Company's state taxes and federal income tax liabilities. Amounts retained during 2007, 2006 and 2005 by the Company for such charges were $279,399, $256,846 and $304,400, respectively.

Other charges which are paid to the Company by redeeming Variable Account units are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and surrender charges. These other charges for 2007, 2006 and 2005 amounted to $7,648,247, $7,923,048 and $8,480,260, respectively.

The monthly administrative charge amounts to $7.50 for each policy in force and is intended to compensate the Company for continuing administration of the policies, premium billing, overhead expenses, and other miscellaneous expenses.

The Company assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus.

A transfer charge of $10 may be charged each time a policy owner transfers funds from one account to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge is incurred which is equal to the greater of $10 or 3% of the amount withdrawn for each withdrawal from the policy value by the policy owner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges in the first five years are approximately 132% of the required base minimum annual premium. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                                                                                                 INVESTMENT
                                                                               UNITS                    TOTAL      INCOME
SUBACCOUNT                                   YEAR  FEE RATE(1)  UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT GLOBAL BOND
                                             2007     0.00%       $  --             --   $        --     0.00%     11.12%
                                             2006     0.68%        1.76        274,827       482,739     2.47%      2.10%
                                             2005     0.68%        1.71        373,488       640,236    -9.27%     15.49%
                                             2004     0.68%        1.89        407,036       769,057    12.24%     13.53%
                                             2003     0.68%        1.68        501,067       843,506    19.55%      1.79%
DELAWARE VIPT TREND
                                             2007     0.68%        2.68      1,702,272     4,566,715    10.00%      0.00%
                                             2006     0.68%        2.44      1,833,840     4,472,506     6.86%      0.00%
                                             2005     0.68%        2.28      2,146,312     4,898,383     5.14%      0.00%
                                             2004     0.68%        2.17      2,553,954     5,543,752    11.84%      0.00%
                                             2003     0.68%        1.94      2,592,850     5,032,245    34.18%      0.00%
DELAWARE VIPT VALUE
                                             2007     0.68%        2.44      1,401,684     3,415,204    -3.38%      1.62%
                                             2006     0.68%        2.52      1,457,342     3,675,106    23.26%      1.49%
                                             2005     0.68%        2.05      1,277,256     2,613,164     5.31%      1.61%
                                             2004     0.68%        1.94      1,167,654     2,268,479    14.15%      1.53%
                                             2003     0.68%        1.70      1,089,382     1,854,023    27.42%      1.95%

                                                                                                                 INVESTMENT
                                                                               UNITS                    TOTAL      INCOME
SUBACCOUNT                                   YEAR  FEE RATE(1)  UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT DELAWARE BOND
                                             2007     0.68%       $2.21      1,385,634   $ 3,066,677     4.73%      4.89%
                                             2006     0.68%        2.11      1,493,825     3,156,791     4.00%      4.28%
                                             2005     0.68%        2.03      1,725,176     3,505,329     1.94%      4.14%
                                             2004     0.68%        1.99      1,876,347     3,739,795     4.59%      3.91%
                                             2003     0.68%        1.91      2,198,081     4,188,841     6.56%      4.07%
LINCOLN VIPT DELAWARE GROWTH AND INCOME
                                             2007     0.68%        3.33      5,917,952    19,732,807     5.40%      1.15%
                                             2006     0.68%        3.16      6,543,665    20,701,328    11.60%      1.23%
                                             2005     0.68%        2.83      7,115,769    20,171,271     4.83%      1.31%
                                             2004     0.68%        2.70      7,558,535    20,439,802    11.23%      1.30%
                                             2003     0.68%        2.43      7,964,721    19,363,327    28.84%      1.19%
LINCOLN VIPT DELAWARE MANAGED
                                             2007     0.68%        2.82      1,500,477     4,232,048     3.87%      2.37%
                                             2006     0.68%        2.72      1,590,144     4,317,650     9.82%      2.36%
                                             2005     0.68%        2.47      1,789,935     4,425,537     3.82%      2.37%
                                             2004     0.68%        2.38      1,815,258     4,323,133     9.25%      2.19%
                                             2003     0.68%        2.18      1,768,676     3,855,401    22.07%      2.19%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
                                             2007     0.68%        4.09      3,615,626    14,781,624     2.27%      0.84%
                                             2006     0.68%        4.00      3,940,085    15,750,806    11.55%      0.87%
                                             2005     0.68%        3.58      4,203,890    15,065,666    11.27%      0.84%
                                             2004     0.68%        3.22      4,482,992    14,438,800    11.94%      0.93%
                                             2003     0.68%        2.88      4,776,413    13,743,235    30.97%      0.86%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
                                             2007     0.68%        4.61      2,837,934    13,084,530     3.10%      0.94%
                                             2006     0.68%        4.47      3,019,508    13,502,745    15.27%      1.26%
                                             2005     0.68%        3.88      3,215,550    12,475,028    14.86%      1.17%
                                             2004     0.68%        3.38      3,243,287    10,954,570    21.93%      1.19%
                                             2003     0.68%        2.77      3,368,446     9,330,852    33.09%      1.32%
LINCOLN VIPT FI EQUITY-INCOME
                                             2007     0.68%        3.65      3,731,246    13,634,915     3.65%      1.18%
                                             2006     0.68%        3.53      3,996,913    14,091,772    10.51%      1.29%
                                             2005     0.68%        3.19      4,403,663    14,048,725     3.79%      1.13%
                                             2004     0.68%        3.07      4,819,549    14,814,688     9.02%      1.09%
                                             2003     0.68%        2.82      5,137,089    14,483,898    31.45%      1.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION
                                             2007     0.68%        3.14      3,927,249    12,344,150    19.60%      0.27%
                                             2006     0.68%        2.63      4,169,930    10,953,556     8.93%      0.18%
                                             2005     0.68%        2.41      4,600,181    11,093,204     3.50%      0.25%
                                             2004     0.68%        2.33      5,229,674    12,185,172     4.57%      0.00%
                                             2003     0.68%        2.23      6,014,831    13,402,316    31.56%      0.00%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
                                             2007     0.68%        3.54      3,673,557    13,003,476    10.73%      1.97%
                                             2006     0.68%        3.20      3,843,881    12,287,618    29.12%      3.00%
                                             2005     0.68%        2.48      3,905,470     9,668,545    11.78%      2.12%
                                             2004     0.68%        2.21      3,988,183     8,832,705    20.12%      1.09%
                                             2003     0.68%        1.84      4,012,191     7,397,707    40.66%      2.06%
LINCOLN VIPT MONEY MARKET
                                             2007     0.68%        1.55        839,256     1,299,793     4.25%      4.84%
                                             2006     0.68%        1.49        486,617       722,889     3.97%      4.55%
                                             2005     0.68%        1.43        607,159       867,509     2.09%      2.74%
                                             2004     0.68%        1.40        744,409     1,041,798     0.20%      0.85%
                                             2003     0.68%        1.40      1,011,244     1,412,475     0.00%      0.69%

                                                                                                                 INVESTMENT
                                                                               UNITS                    TOTAL      INCOME
SUBACCOUNT                                   YEAR  FEE RATE(1)  UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT T. ROWE PRICE STRUCTURED
   MID-CAP GROWTH
                                             2007     0.68%       $2.27      2,982,736   $ 6,758,539    12.82%      0.00%
                                             2006     0.68%        2.01      3,267,642     6,562,948     8.53%      0.00%
                                             2005     0.68%        1.85      3,615,501     6,690,572     9.07%      0.00%
                                             2004     0.68%        1.70      4,003,137     6,792,097    12.89%      0.00%
                                             2003     0.68%        1.50      4,269,102     6,416,039    31.72%      0.00%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
                                             2007     0.68%        2.74      1,145,898     3,134,806     5.65%      1.69%
                                             2006     0.68%        2.59      1,214,909     3,145,782    13.73%      1.31%
                                             2005     0.68%        2.28      1,343,742     3,059,246     6.08%      1.23%
                                             2004     0.68%        2.15      1,448,613     3,109,002    12.77%      1.69%
                                             2003     0.68%        1.90      1,549,588     2,949,055    19.59%      3.12%

(1) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                        AGGREGATE    AGGREGATE
                                                         COST OF      PROCEEDS
SUBACCOUNT                                              PURCHASES    FROM SALES
-------------------------------------------------------------------------------
Delaware VIPT Global Bond                              $   49,779   $  487,463
Delaware VIPT Trend                                       442,638      764,059
Delaware VIPT Value                                       799,478      818,739
Lincoln VIPT Delaware Bond                                722,027      829,338
Lincoln VIPT Delaware Growth and Income                   515,033    2,497,556
Lincoln VIPT Delaware Managed                             370,542      446,291
Lincoln VIPT Delaware Social Awareness                    319,667    1,654,775
Lincoln VIPT Delaware Special Opportunities             1,518,319    1,387,326
Lincoln VIPT FI Equity-Income                           1,758,307    1,348,506
Lincoln VIPT Janus Capital Appreciation                   550,158    1,281,533
Lincoln VIPT Mondrian International Value               1,345,421    1,438,299
Lincoln VIPT Money Market                               1,426,667      849,711
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      318,628      982,737
Lincoln VIPT UBS Global Asset Allocation                  402,919      407,113

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                   NET
                                                        SHARES    ASSET    FAIR VALUE
SUBACCOUNT                                              OWNED     VALUE     OF SHARES   COST OF SHARES
------------------------------------------------------------------------------------------------------
Delaware VIPT Trend                                    118,624   $38.50   $ 4,567,035     $ 3,505,988
Delaware VIPT Value                                    159,262    21.44     3,414,585       2,989,052
Lincoln VIPT Delaware Bond                             241,821    12.68     3,065,804       3,063,348
Lincoln VIPT Delaware Growth and Income                535,368    36.86    19,732,057      18,772,736
Lincoln VIPT Delaware Managed                          250,402    16.91     4,234,296       3,991,908
Lincoln VIPT Delaware Social Awareness                 403,277    36.65    14,781,705      12,750,199
Lincoln VIPT Delaware Special Opportunities            311,109    42.05    13,082,456       9,756,351
Lincoln VIPT FI Equity-Income                          803,408    16.97    13,633,829      13,418,932
Lincoln VIPT Janus Capital Appreciation                510,596    24.17    12,341,098      10,056,289
Lincoln VIPT Mondrian International Value              538,096    24.16    13,002,023       8,311,289
Lincoln VIPT Money Market                              129,989    10.00     1,299,885       1,299,885
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth   502,900    13.44     6,756,456       6,583,732
Lincoln VIPT UBS Global Asset Allocation               201,229    15.59     3,136,964       2,878,176

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                         UNITS       UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------------------------------------------
Delaware VIPT Global Bond                                32,654     (307,481)    (274,827)
Delaware VIPT Trend                                     278,396     (409,964)    (131,568)
Delaware VIPT Value                                     360,238     (415,896)     (55,658)
Lincoln VIPT Delaware Bond                              380,097     (488,288)    (108,191)
Lincoln VIPT Delaware Growth and Income                 584,441   (1,210,154)    (625,713)
Lincoln VIPT Delaware Managed                           158,962     (248,629)     (89,667)
Lincoln VIPT Delaware Social Awareness                  340,940     (665,399)    (324,459)
Lincoln VIPT Delaware Special Opportunities             315,449     (497,023)    (181,574)
Lincoln VIPT FI Equity-Income                           375,212     (640,879)    (265,667)
Lincoln VIPT Janus Capital Appreciation                 555,497     (798,178)    (242,681)
Lincoln VIPT Mondrian International Value               539,017     (709,341)    (170,324)
Lincoln VIPT Money Market                               999,829     (647,190)     352,639
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth    441,399     (726,305)    (284,906)
Lincoln VIPT UBS Global Asset Allocation                169,677     (238,688)     (69,011)

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                          UNITS      UNITS     NET INCREASE
SUBACCOUNT                                               ISSUED    REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------
Delaware VIPT Global Bond                               100,340     (199,001)     (98,661)
Delaware VIPT Trend                                     335,340     (647,812)    (312,472)
Delaware VIPT Value                                     426,582     (246,496)     180,086
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth    445,412     (793,271)    (347,859)
Lincoln VIPT Delaware Bond                              254,345     (485,696)    (231,351)
Lincoln VIPT Janus Capital Appreciation                 573,222   (1,003,473)    (430,251)
Lincoln VIPT FI Equity-Income                           419,242     (825,992)    (406,750)
Lincoln VIPT UBS Global Asset Allocation                170,122     (298,955)    (128,833)
Lincoln VIPT Delaware Growth and Income                 743,708   (1,315,812)    (572,104)
Lincoln VIPT Mondrian International Value               762,376     (823,965)     (61,589)
Lincoln VIPT Delaware Managed                           175,261     (375,052)    (199,791)
Lincoln VIPT Money Market                               323,865     (444,407)    (120,542)
Lincoln VIPT Delaware Social Awareness                  433,416     (697,221)    (263,805)
Lincoln VIPT Delaware Special Opportunities             402,346     (598,388)    (196,042)

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                                         UNITS      UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED    REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------
Delaware VIPT Global Bond                               91,056     (124,604)     (33,548)
Delaware VIPT Trend                                    287,278     (694,920)    (407,642)
Delaware VIPT Value                                    372,279     (262,677)     109,602
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth   555,343     (942,979)    (387,636)
Lincoln VIPT Delaware Bond                             310,463     (461,634)    (151,171)
Lincoln VIPT Janus Capital Appreciation                635,397   (1,264,890)    (629,493)
Lincoln VIPT FI Equity-Income                          519,684     (935,570)    (415,886)
Lincoln VIPT UBS Global Asset Allocation               188,479     (293,350)    (104,871)
Lincoln VIPT Delaware Growth and Income                858,974   (1,301,740)    (442,766)
Lincoln VIPT Mondrian International Value              647,785     (730,498)     (82,713)
Lincoln VIPT Delaware Managed                          214,098     (239,421)     (25,323)
Lincoln VIPT Money Market                              215,420     (352,670)    (137,250)
Lincoln VIPT Delaware Social Awareness                 539,381     (818,483)    (279,102)
Lincoln VIPT Delaware Special Opportunities            547,615     (575,352)     (27,737)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account K

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account K ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account K at December 31, 2007, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008

                                     PART II

                     CONTENTS OF THIS REGISTRATION STATEMENT

This filing is made pursuant to Rule 6e-3(T)

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                 INDEMNIFICATION

(a)  Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

     Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 14 to the Registration Statement comprises the following papers and documents:


-    The facing sheet.

- A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


-    The Prospectus


-    The undertaking to file reports

-    Indemnification

- The representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

-    The signatures

-    Power of Attorney

-    The written opinions/consents of the following persons:


          Lawrence A. Samplatsky, Esquire
          Philip D. Moreland, FSA, MAAA
          Independent Registered Public Accounting Firm


     The following exhibits:

          1. (1) Certified Resolution of the Board of Directors of the Company establishing the Account.(2)

               (2)  Not applicable.


               (3)  (a)  Selling Agreement between The Lincoln National Life
                         Insurance Company and Lincoln Financial Distributors, Inc.(3)


                    (b)  Not applicable.

                    (c)  Commission Schedule (Revised).(2)

               (4)  Not applicable.

               (5)  (a)  Application.(2)

                    (b)  Policy.(2)

               (6)  (a)  Articles of Incorporation of the Company.(1)

                    (b)  By-Laws of the Company.(1)

               (7)  Not applicable.

               (8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:


                    (a)  Delaware VIP Trust(5)

                    (b)  Lincoln Variable Insurance Products Trust(5)

               (9)  (a)  Proposed Form of Indemnification Agreement (Revised).*


                    (b) Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (4)


               (10) Form of Application see Exhibit 1(5)(a)

2.   See Exhibit 1(5)(b)


3.   Opinion and Consent of Lawrence A. Samplatsky, Esquire


4.   Not applicable.


5.   Opinion and Consent of Philip D. Moreland, FSA, MAAA


6.   Consent of Independent Registered Public Accounting Firm.

7. Memorandum describing the Company's issuance, transfer and redemption and conversion procedures for the Policy.(2)

8.   N/A

9.   Other Exhibits.

----------
*    Previously filed as an Exhibit to the Registration Statement.

(1) Incorporated by reference to registration statement filed on Form S-6 (File No. 333-40745) filed on November 21, 1997.

(2) Incorporated by reference to registrant's Post-Effective Amendment No. 4 (File No. 033-76432) filed on April 20, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 1 Form S-6 (File No. 333-82663) filed on April 13, 2000.


(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(5) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account K has caused this Post-Effective Amendment No. 14 to the Registration Statement (File No. 033-76432; 811-08412; CIK: 0000920370), to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 24th day of April, 2008. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                           LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K (REGISTRANT)


                           By /s/ Christine S. Frederick
                              -------------------------------------------
                              Christine S. Frederick
                              Vice President and Chief Compliance Officer
                              The Lincoln National Life Insurance Company


                           THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (DEPOSITOR)


                           By /s/ Christine S. Frederick
                              -------------------------------------------
                              Christine S. Frederick
                              Vice President and Chief Compliance Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to this Registration Statement (File No. 033-76432; 811-08412;
CIK: 0000920370) has been signed below on April 24, 2008, by the following persons, as officers and directors of the Depositor, in the capacities indicated:


         SIGNATURE                               TITLE
--------------------------   ----------------------------------------------


/s/ Dennis R. Glass*         President and Director
--------------------------   (Principal Executive Officer)
Dennis R. Glass


/s/ Frederick J. Crawford*   Senior Vice President, Chief Financial Officer
--------------------------   and Director (Principal Financial Officer)
Frederick J. Crawford


/s/ Michael J. Burns*        Senior Vice President
--------------------------
Michael J. Burns


/s/ Mark E. Konen*           Senior Vice President and Director
--------------------------
Mark E. Konen


/s/ See Yeng Quek*           Senior Vice President, Chief Investment
--------------------------   Officer and Director
See Yeng Quek


/s/ Keith J. Ryan*
--------------------------   Vice President and Director
Keith J. Ryan


/s/ Westley V. Thompson*
--------------------------   Senior Vice President and Director
Westley V. Thompson


* By /s/ Christine S. Frederick
     ----------------------------------------
     Christine S. Frederick
     Attorney-in-Fact, pursuant to a Power-
     of-Attorney filed with this Registration
     Statement

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Kelly D. Clevenger, Christine
S. Frederick, Kristen M. Phillips, Robert L. Grubka, Brian A. Kroll, Lawrence A. Samplatsky and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417
Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745 Lincoln Life Flexible Premium Variable Life Account G: 033-22740
Lincoln Life Flexible Premium Variable Life Account J: 033-06434; 033-76434 Lincoln Life Flexible Premium Variable Life Account K: 033-76432
Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477; 333-63940;
333-82663; 333-139960; 333-145090; 333-146507
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264; 333-144270 VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618
Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927
Lincoln National Variable Annuity Account E: 033-26032
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219
Lincoln National Variable Annuity Account L: 333-04999
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190
Lincoln Life Variable Annuity Account Q: 333-43373
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532
Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208
Lincoln Life Variable Annuity Account JL-A: 333-141888
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277
Lincoln Life Variable Annuity Account JF-II: 333-144278

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

            SIGNATURE                                 TITLE
-----------------------------------   ------------------------------------------


/s/ Dennis R. Glass
-----------------------------------   President and Director
Dennis R. Glass                       (Principal Executive Officer)


/s/ Frederick J. Crawford
-----------------------------------   Senior Vice President, Chief Financial
Frederick J. Crawford                 Officer and Director
                                      (Principal Financial Officer)


/s/ Michael J. Burns
-----------------------------------   Senior Vice President
Michael J. Burns


/s/ Mark E. Konen
-----------------------------------   Senior Vice President and Director
Mark E. Konen


/s/ See Yeng Quek
-----------------------------------   Senior Vice President, Chief Investment
See Yeng Quek                         Officer and Director


/s/ Keith J. Ryan
-----------------------------------   Vice President and Director
Keith J. Ryan


/s/ Westley V. Thompson
-----------------------------------   Senior Vice President and Director
Westley V. Thompson

Version dated: February 11, 2008